CREDIT  AGREEMENT

(Mortgage  Warehousing)

This Credit Agreement is entered into as of May 4, 2018, by and between Comerica Bank ("Bank") and Inspire Home Loans Inc., a Delaware corporation (singularly and collectively, if more than one party, "Borrower").

In consideration of all present and future loans and credit from time to time made available by Bank to or in favor of Borrower, and in consideration of all present and future Indebtedness (as herein defined) of Borrower to Bank, Borrower represents, warrants, covenants and agrees as follows:

SECTION 1 DEFINITIONS.

(a) Defined Terms. As used in this Agreement, the following terms shall have the respective meanings set forth below:

"Advance Account" shall mean account no. 1895261558 in the name of Borrower with Bank, into which advances of the Line of Credit are made, which advances are to be used by Borrower to originate or purchase Pledged Mortgage Loans in accordance with this Agreement, together with any replacement or successor account thereto.

"Affiliate" or "Affiliates" shall mean, when used with respect to any Person, any other Person which, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Affiliate Receivables" shall mean, as of any time of determination, any amounts (whether in respect of loans or advances, accounts receivable, notes receivable or otherwise) owing to Borrower or another Loan Party from any of its/their Subsidiaries or Affiliates or any Guarantor at such time.

"Agency" shall mean Ginnie Mae, Fannie Mae, Freddie Mac, HUD, FHA or VA.

"Agency Guides" shall mean the Freddie Mac Guide, the Fannie Mae Guide and the Ginnie Mae Guide.

"Agency MBS" shall mean an MBS guaranteed or issued by Fannie Mae, Freddie  Mac or Ginnie Mae, in each case representing, secured or backed by a pool of Mortgage Loans consisting of any Mortgage Loan that is a Pledged Mortgage Loan at the time of formation of the related pool.

"Agreement" shall mean this Credit Agreement, as the same may be amended from time to time.

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"Applicable Advance Rate" shall mean the following:

(a)	With respect to a Conforming Mortgage Loan, ninety eight percent (98%);

(b)	With respect to a Jumbo Loan, ninety seven percent (97%); and

(c)	With respect to a Low FICO Score Loan, ninety five percent (95%);

"Applicable Measuring Period" shall mean (i) if the date of determination is June 30, 2018, the one (1) month period ending on such date, (ii) if the date of determination is July 31, 2018, the two (2) month period ending on such date, (iii) if the date of determination is August 31, 2018, the three (3) month period ending on such date, (iv) if the date of determination is September 30, 2018, the four (4) month period ending on such date, (v) if the date of determination is October 31, 2018, the five (5) month period ending on such date, (vi) if the date of determination is November 30, 2018 the six (6) month period ending on such date, (vii) if the date of determination is December 31, 2018, the seven (7) month period ending on such date,

(viii) if the date of determination is January 31, 2019, the eight (8) month period ending on such date, (ix) if the date of determination is February 28, 2019, the nine (9) month period ending on such date, (x) if the date of determination is March 31, 2019, the ten (10) month period  ending on such date, (xi) if the date of determination is April 30, 2019, the eleven (11) month period ending on such date, and (xii) if the date of determination is May 31, 2019, or the last day of any month ending thereafter, the twelve (12) month period ending on such date.

"Authorized Agent" shall mean (a) each Person who has been authorized by a resolution of the Borrower (i) to negotiate and procure loans and other credit or financial accommodations from the Bank for or on behalf of the Borrower, (ii) to give security for any liabilities of the Borrower to the Bank, (iii) to execute and deliver in form and content as may be required by the Bank any and all Loan Documents, and/or (iv) to pay the proceeds of any such loans, advances  or discounts as directed by the Person so authorized to sign, (b) each employee, agent, third party vendor or other Person named under documentation or Electronic Transmissions furnished by Borrower or any Authorized Agent to Bank from time to time in a manner determined by and acceptable to Bank, as being authorized to give telephone or Electronic Transmissions to Bank with respect to the Line of Credit, the Collateral or otherwise in connection with this Agreement or any of the other Loan Documents, including, but not limited to, telephone or Electronic Transmissions under Sections 2(b) and 2(c) hereof, regardless of whether such Person has been expressly authorized by a resolution of the Borrower (or otherwise authorized by the Borrower) to give such telephone or Electronic Transmissions to Bank for or on behalf of the Borrower, and

(c)	each Person who represents or purports to be, or makes a telephone or Electronic Transmission as, one of the Persons described in paragraph (a) or (b) above.

"Authorized Officer" shall mean the chief executive officer, the president or the chief financial officer, or in his/her absence, another responsible senior officer, of Borrower or any other Loan Party, or the general partner of, or the partner or one of the partners required to bind, Borrower or any other Loan Party, as applicable.

"Best Efforts Commitment"  shall mean a so-called "best efforts" written  commitment or agreement from an investor acceptable to Bank, to purchase from the Borrower within a

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specified time period one or more specific Mortgage Loans, under which commitment the Borrower has the right, but is not obligated, to sell such Mortgage Loan(s).

"Borrowing Base" shall mean, as of any applicable date of determination, and without duplication:

(a)	For Pledged Conforming Mortgage Loans, the lesser of (i) the Collateral Value of all such Mortgage Loans, or (ii) one hundred percent (100%) of the Maximum Line Amount, plus

(b)	For Pledged Jumbo Loans, the lesser of (i) the Collateral Value of all such Mortgage Loans, or (ii) twenty percent (20%) of the Maximum Line Amount, plus

(c)	For Pledged Low FICO Score Loans, the lesser of (i) the Collateral Value of all such Mortgage Loans, or (ii) Two Million and 00/100 Dollars ($2,000,000.00),

provided, however, (i) the aggregate principal amount of all Wet Funded Loans included in the Borrowing Base shall at no time exceed the lesser of (A) the Collateral Value of all such Mortgage Loans, or (B) for the first five (5) and last five (5) Business Days of each month, sixty percent (60%) of the Maximum Line Amount, and forty percent (40%) of the Maximum Line Amount at all other times, (ii) the Borrowing Base shall in no event include any Mortgage Loan with respect to which the draft or wire request has not been honored or funded by Bank for any reason, and (iii) the Borrowing Base shall in no event exceed the Maximum Line Amount.

"Business Day" shall mean any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan.

"CPA" shall mean independent certified public accountants of recognized standing selected by Borrower or another Loan Party, as applicable, and acceptable to Bank.

"Capital Expenditure" shall mean any expenditure by a Person for (a) an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of such Person as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP, or (b) an asset relating to or acquired in connection with an acquired business, and (c) any and all acquisition costs related to (a) or (b) above.

"Cash and Cash Equivalents" shall mean all Unencumbered cash and cash equivalents acceptable to Bank as Bank shall determine from time to time in its sole discretion, which cash and cash equivalents are held at Bank.

"Cash and Cash Equivalents Collateral" shall mean any Cash and Cash Equivalents of Borrower or any Guarantor held at Bank, and with respect to which Borrower or such Guarantor has granted Bank and Bank has a first priority, perfected, exclusive security interest in and lien on such Cash and Cash Equivalents to secure the Indebtedness, under security agreement(s),

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account control agreement(s), guaranty(ies) and other documents acceptable to Bank in its sole discretion.

"Cash Collateral Account" shall mean account no. 1895261277 in the name of Borrower with Bank, being the "Cash Collateral Account" as defined in the Security Agreement, into which the proceeds of any sale or other disposition of the Collateral shall be paid, together with any replacement or successor account thereto.

"Certificating Custodian" shall mean any Person acting as the Borrower's "document · custodian", "custodian" or "certificating custodian," as such terms are used  in  the  Agency Guides, for purposes of (a) certifying that the documentation relating  to  Mortgage  Loans received by such Person from the Borrower is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in Agency MBS and (b) holding such documentation following formation of such pools and issuance of such Agency MBS. Each Certificating Custodian shall at all times meet the eligibility requirements set in the applicable Agency Guide(s) and be a party to an Agency custodial agreement  among  the  applicable Agency,  the  Borrower  and  such Certificating  Custodian.Before appointing or making any change in the Certificating Custodian, the Borrower shall obtain the prior written approval of the Bank.At any time that there is more than one Certificating Custodian, references in this Agreement to the "Certificating Custodian" shall mean any or all Certificating Custodians, as applicable.

"Collateral" shall mean all property, assets and rights in which a Lien or other encumbrance in favor of or for the benefit of Bank is or has been granted or arises or has arisen, or may hereafter be granted or arise, under or in connection with any Loan Document, or otherwise, to secure the payment or performance of any portion of the Indebtedness.

"Collateral Value" shall mean, with respect to any applicable Mortgage Loan:

(a)

With respect to any Mortgage Loan other than a Wet Funded Loan,  the Applicable Advance Rate for such Mortgage Loan of the least of (i) the outstanding principal amount of such Mortgage Loan, (ii) the cost to purchase such Mortgage Loan, if applicable, or (iii) the Committed Purchase Price for such Mortgage Loan; and

(b)	With respect to a Wet Funded Loan, the Collateral Value of the underlying Mortgage Loan with respect thereto.

"Committed Purchase Price" shall mean, with respect to any Pledged Mortgage Loan, the purchase price for such Mortgage Loan under the Take-Out Commitment for such Mortgage Loan.

"Compliance Certificate" shall mean a Compliance Certificate in the form attached as Exhibit A hereto, certified by an Authorized Officer of Borrower, certifying that, as of the date thereof, to the best of such Authorized Officer's knowledge, no Default or Event of Default shall have occurred and be continuing or exist, or if any Default or Event of Default shall have occurred and be continuing or exist, specifying, in detail, the nature and period of existence thereof and any action taken or proposed to be taken by Borrower and/or any other Loan Party in

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respect thereof, and also certifying as to whether Borrower and/or any other Loan Party, as applicable, is/are in compliance with any financial covenant(s) contained in this Agreement and as more particularly described in said Compliance Certificate (which Compliance Certificate shall set forth, in reasonable detail, the calculations and the resultant ratios or financial tests of the Borrower and/or such Loan Party, as applicable, determined thereunder).

"Conforming Mortgage Loan" shall mean an Eligible Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and Borrower by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to the Bank as of the date of such computation):

(a)

if such Mortgage Loan is a Conventional Mortgage Loan, such Mortgage Loan is underwritten in conformity with the underwriting standards of Fannie Mae or Freddie Mac in effect at the time of such underwriting, and is otherwise eligible for inclusion in a pool supporting a Fannie Mae or Freddie Mac MBS;

(b)

if such Mortgage Loan is not a Conventional Mortgage Loan, such Mortgage Loan is (i) guaranteed or insured by FHA and/or VA (or a binding commitment to issue such guaranty or insurance is in effect with respect thereto); and

(c)	the obliger on such Mortgage Loan has a FICO Score of not less than 620.

"Conventional Mortgage Loan" shall mean a Mortgage Loan which meets all underwriting guidelines of Fannie Mae or Freddie Mac for purchase at the time made.

"Consolidated" or "consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more persons of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of Borrower includes consolidation with its Subsidiaries in accordance with GAAP.

"Custodial Account" shall mean a securities custodial account established and maintained by the Borrower with the Bank or such other party as Bank may direct (i.e., the custodian) for the purpose of holding all Agency MBS and the settlement proceeds thereof until such settlement proceeds shall be transferred to the Cash Collateral Account pursuant to the Master Custodial Agreement. The Custodial Account shall be a "no access" account to the Borrower maintained in the custodian's or nominee name (i.e., as bailee of, and custodian for,  the Bank) for the benefit of the Bank. The Bank shall have exclusive control over the disposition of all Agency MBS and funds held in the Custodial Account, and the Borrower shall not have any right to transfer, trade or otherwise direct the disposition of such Agency MBS or funds held in the Custodial Account, except as otherwise specifically set forth in the Master Custodial Agreement.

"Debt" shall mean, as of any applicable date of determination, the total liabilities of a Person at such time, as determined in accordance with GAAP, plus, to the extent not included in total liabilities under GAAP, the indebtedness and obligations of such Person under mortgage repurchase facilities. In the case of Borrower, the term "Debt" shall include, without limitation, the Indebtedness.

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"Debt-to-Tangible Effective Net Worth Ratio" shall mean, in  respect  of  any applicable Person(s) and as of any applicable  date of determination  thereof,  the ratio  of (a) the  total Debt of such Person(s) at such time, less loan  loss  reserves  to  the  extent  included  in Tangible Effective Net Worth, plus any off-balance sheet obligations not provided by the end purchasers of Mortgage Loans, to (b) the Tangible Effective Net Worth of such Person(s) at such time.

"Default" shall mean any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

"Distributions" shall mean, in respect of any applicable Person(s), dividends on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any Equity Interest of such Person(s) or of any warrants, options or other rights to acquire the same.

"Electronic Tracking Agreement" shall mean an Electronic Tracking Agreement by and among the Borrower, the Bank, MERS and MERSCORP, in form acceptable to Bank in its sole discretion, as it may be amended from time to time.

"Electronic Transmission" shall mean each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail, facsimile transmission ore-fax, or otherwise to or from an E-System or other equivalent service.

"Eligible Mortgage Loan" shall mean a Mortgage Loan (including a Wet Funded Loan) with respect to which each of the following statements shall be accurate and complete (and Borrower, by including such Mortgage Loan in any computation of the Borrowing Base, shall be deemed to so represent and warrant to Bank as of the date of such computation):

(a)	Such Mortgage Loan is a binding and valid obligation of the obliger thereon, in full force and effect and enforceable in accordance with its terms.

(b)	Such Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of Borrower and all information set forth therein is true and correct.

(c)

Such Mortgage Loan is free of any default of any party thereto (including Borrower), other than as expressly permitted pursuant to subparagraph (d) below, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise.

(d)	No payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying Mortgage Note and Mortgage.

(e)

Such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the obliger thereon of any kind not expressed in writing therein.

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(f)

Such Mortgage Loan and, if applicable, each Agency MBS, complies with all applicable federal, state and local laws, rules and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder, all applicable usury laws and restrictions, and· all applicable predatory and abusing lending laws. All notices, disclosures and other statements or information required by applicable federal, state and local law, rule or regulation to be given, and any other act required by applicable federal, state or local law, rule or regulation to be performed, in connection with said Mortgage Loan, have been given and performed as required. Said Mortgage Loan is not "high cost", "high rate", "high fee" or "predatory" as defined by any applicable federal, state or local predatory or abusive lending laws. Such Mortgage Loan complies with all terms and requirements of all Agency Guides relating to such Mortgage Loan, and if applicable, each Agency MBS.

(g)

All advance payments and other deposits required to be paid on such Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by Borrower to the obligor and there have been no prepayments on account of such Mortgage Loan.

(h)	At all times such Mortgage Loan will be free and clear of all liens, except in favor of Bank.

(i)

The property and improvements covered by such Mortgage Loan are insured against loss or damage by fire, flood (when required by the investor) and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with Borrower named as a mortgagee under a standard mortgagee endorsement and loss payee thereon.

(g)  The property covered by such Mortgage Loan is free and clear of all  liens, encumbrances, easements or restrictions, except (i) such Mortgage  Loan,  (ii) liens for taxes, not yet due and payable, special assessments or similar governmental charges not yet due and payable or still subject to payment without interest  or penalty, (iii) zoning restrictions, utility easements, covenants, or conditions and restrictions of record, which shall neither defeat nor render invalid such lien or the priority thereof, nor materially impair the marketability  or  value  of  such  real estate, nor be violated by the existing improvements or the intended use thereof,

(iv) subordinate liens, and (v) such other liens as may have been approved in writing by Bank.

(k)

Such Mortgage Loan is either (i) covered by a Mandatory Commitment or a Best Efforts Commitment, and such Mandatory Commitment or Best Efforts Commitment is in full force and effect and Borrower and the Mortgage Loan are in full compliance therewith, or (ii) covered by a Hedge Agreement satisfactory to Bank.

(1)	The date of the underlying Mortgage Note is no earlier than thirty (30) days prior to the date such Mortgage Loan is first included in the Borrowing Base.

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(m)

The improvements on the property consist of a completed one-to-four unit single family residence, including but not limited to a condominium, planned unit development or townhouse but excluding in any event a co-op.

(n)	There has been delivered to Bank the Required Documents or the Wet Funded Required Documents.

(o)

Such Mortgage Loan is not subject to any servicing arrangement with any person other than Borrower nor are any servicing rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any person other than Bank.

(p)	Such Mortgage Loan has not been included in the Borrowing Base (whether as a Wet Funded Loan or otherwise) for more than the applicable Warehouse Period.

(q)	Such Mortgage Loan has not previously been included in the Borrowing Base (except as a Wet Funded Loan, if applicable).

(r)	If an appraisal is required by the Take-Out Commitment for such Mortgage Loan, such appraisal satisfies the requirements for such Take-Out Commitment.

(s)	If the Mortgage Loan has been sent to an investor, not more than forty-five (45) days have elapsed from the date of delivery, unless the Mortgage Loan has been returned to Bank.

(t)	If the Mortgage Note or any other Required Document has been released to Borrower, not more than twenty (20) days shall have elapsed from the date of delivery to Borrower.

(u)	The Mortgage Note with respect thereto matures not more than thirty (30) years from the date of such Mortgage Note.

(v)	Said Mortgage Loan has been fully funded and the obligor is not entitled to any further advances under the Mortgage Note with respect thereto.

(w)	Such Mortgage Loan shall comply with all of the terms, conditions and requirements of this Agreement, including without limitation, Section 4(p) hereof.

(x)	Bank shall not have notified Borrower that such Mortgage Loan is, for any reason in Bank's sole determination, ineligible.

"Environmental Laws" shall mean all laws, statutes, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) relating to the environment or pertaining to Hazardous Materials; any so-called "superfund" or "superlien" law pertaining to Hazardous Materials on or about any Property at any time owned, leased or otherwise used by Borrower or any of its Subsidiaries (if applicable), or any portion thereof, including, without limitation, those relating to soil, surface, subsurface groundwater conditions and the condition of the ambient air; and any other federal,

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state, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material, as now or at any time hereafter in effect.

"Equity Interest" shall mean, with respect to any Person, (i) all of the shares of capital stock of (or other ownership or profit interests in) such Person, (ii) all of the warrants, options or other rights for the purchase or acquisition from such Person of share's of capital stock of (or other ownership or profit interests in) such Person, (iii) all of the securities convertible into or exchangeable for shares of capital stock (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and (iv) all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or

·	nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

"E-System" shall mean any electronic system and any other internet or extranet-based site, whether such electronic system is owned, operated, hosted or utilized by the Bank, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system.

"Event of Default" shall mean the occurrence or existence of any of the conditions or events set forth in Section 6 of this Agreement.

"Fannie Mae" shall mean the Federal National Mortgage Association and any successor thereto or to the functions thereof.

"Fannie Mae Guide" shall mean, collectively, the "Selling Guide" and the "Servicing Guide" published by Fannie Mae, as amended, modified, supplemented or restated from time to time.

"FHA" shall mean the Federal Housing Administration and any successor thereto or to the functions thereof.

"FICO Score" shall mean the Fair Isaac & Company or similar computer analytical objective scoring model ascertaining a borrower's credit reputation based on a scale of 350-900, the lower the number, the greater the probability of default.

"Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto or to the functions thereof.

"Freddie Mac Guide" shall mean the "Sellers' & Servicers' Guide" published by Freddie Mac, as amended, modified, supplemented or restated from time to time.

"GAAP" shall mean generally accepted accounting principles consistently applied.

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"Ginnie Mae" shall mean the Government National Mortgage Association and any successor thereto or to the functions thereof.

"Ginnie Mae Guide" shall mean collectively, the "GNMA I Mortgage-Backed Securities Guide" and the "GNMA Mortgage-Backed Securities Guide" published by HUD, as amended, modified, supplemented or restated from time to time.

"Guarantor" or "Guarantors" shall mean, as the context dictates, any Person(s) (other than Borrower) who shall, at any time, guarantee or otherwise be or become obligated for the repayment of all or any part of the Indebtedness.

"Guaranty" shall mean a guaranty in form and substance satisfactory to Bank pursuant to which a Guarantor guaranties payment of all or any portion of the Indebtedness.

"Hazardous Materials" shall mean all of the following: any asbestos, petroleum, petroleum by-products, flammable explosives, radioactive materials, and any hazardous or toxic materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), or in any other Environmental Law.

"Hedge Agreement" shall mean an agreement or other arrangement (including, without limitation, an interest rate swap agreement, interest rate cap agreement or forward sales agreement) entered into by Borrower in the ordinary course its business to protect itself against changes in interest rates or the market value of assets.

"Housing Authority Loan" shall mean a Mortgage Loan which is covered by a Take Out Commitment from a state housing authority under a government bond loan program.

"HUD" shall mean the Department of Housing and Urban Development and any successor thereto or to the functions thereof.

"Indebtedness" shall mean any and all present and future indebtedness, obligations or liabilities of the Borrower and/or any other Loan Party to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, now or hereafter existing or arising, due or to become due, whether known or unknown, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower and/or any other Loan Party to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all indebtedness, obligations or liabilities of the Borrower and/or any other Loan Party to the Bank arising under any guaranty where the Borrower and/or any other Loan Party has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all indebtedness, obligations or liabilities of the Borrower and/or any other Loan Party to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower and/or any other Loan Party would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or

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other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower and/or any other Loan Party of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by the Borrower, any other Loan Party, the Bank or third parties in any way relating to the Bank's rights with respect  to Borrower, any other Loan Party or third party and/or affecting any collateral securing any obligation owed to Bank by the Borrower, any other Loan Party or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, restatements, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, restatements, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; (h) all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement, the other Loan Documents or under any other agreement between Bank and the Borrower and/or any other Loan Party or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or any other Loan Party; and (i) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs.

"lntercreditor Agreement" shall mean any written intercreditor/interparty agreement in form and substance satisfactory to and approved by the Bank that sets forth the relative rights  and priorities of the parties thereto with respect to certain collateral or other assets pledged or assigned to them by the Borrower, which collateral or other assets may be shared or not among the parties thereto from time to time, as it may be amended from time to time.

"Jumbo Loan" shall mean an Eligible Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and Borrower by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to the Bank as of the date of such computation):

(a)

such Eligible Mortgage Loan would be a Conforming Mortgage Loan except that it does not meet Fannie Mae or Freddie Mac underwriting guidelines with respect to the maximum principal amount of the Mortgage Loan, but which has a maximum principal amount of not more than $1,000,000 unless approved in writing by Bank; and

(b)	the obligor on such Mortgage Loan has a FICO Score of not less than 680.

"Leased Property" shall mean any real Property of Borrower or any of its Subsidiaries (if applicable) which constitutes Collateral and which is subject to a lease under which Borrower or such Subsidiary, to the extent applicable, is the lessor or landlord.

"Lien" shall mean any mortgage, pledge, encumbrance, security interest,  assignment, lien or charge or other interest of any kind upon any property or assets, whether real, personal or mixed, to secure any indebtedness, obligation or liability owed to or claimed by any Person, whether arising under or based upon contract, law or otherwise.

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"Line of Credit" shall mean the revolving mortgage warehousing line of credit made available by Bank to Borrower evidenced by the Line Note.

"Line Note" shall mean the Master Revolving Note dated of even date herewith made by Borrower in favor of Bank in the face amount of $40,000,000, as it may be amended, renewed, extended, substituted or replaced from time to time, whether in greater or lesser amount.

"Liquid Assets" shall mean, in respect of any applicable Person(s) and as of any applicable date of determination, the sum of unrestricted cash, unrestricted marketable securities, FDIC insured accounts and United States government securities of such Person(s) at such time, but excluding any assets held in a "401K" account, individual retirement account (IRA), pension or other type of retirement account or annuity, Rule 144 securities, securities pledged to secure any debt whether or not the debt is currently outstanding, securities not fully transferable until conditions are met, and assets held in joint accounts with any party who is not a Borrower.

"Loan(s)" shall mean each loan, advance or other extension of credit made by Bank to or otherwise in favor of Borrower.

"Loan Documents" shall mean this Agreement and any and all notes, instruments, documents, guarantees and agreements at any time evidencing, governing, securing or otherwise relating to any Loan(s) and/or any of the Indebtedness, including without limitation, this Agreement, the Line Note, the Security Agreement, any other security agreement(s) or account control agreement(s) with respect to all or any part of the Collateral, the Guaranties, the Electronic Tracking Agreement, any Intercreditor Agreement, and Master Custodial Agreement, the Treasury Management Agreement and all Electronic Transmissions related to the Indebtedness or Collateral or otherwise made in connection with this Agreement or any of the other Loan Documents.

"Loan Party" shall mean each Borrower, each Guarantor and each other Person who shall, at any time, be liable for the payment of all or any part of the Indebtedness or who shall own any property that is, at any time, subject to a Lien which secures all or any part of the Indebtedness.

"Low FICO Score Loan" shall mean an Eligible Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and Borrower by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to the Bank as of the date of such computation):

(a) such Eligible Mortgage Loan would be a Conforming Mortgage Loan except that it does not comply with the requirements of paragraph (c) of the definition thereof with respect to FICO score; and

(b)	the obligor on such Mortgage Loan has a FICO Score of less than 620.

"Mandatory Commitment" shall mean a so-called "mandatory" written commitment from an investor acceptable to Bank to purchase from the Borrower one or more Mortgage Loans meeting certain specified criteria, under which commitment the Borrower is obligated to sell such Mortgage Loan(s).

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"Master Custodial Agreement" shall mean a written Master Clearing and Custodial Agreement among the Bank, the Borrower and the custodian a party thereto (or such other securities intermediary as shall be acceptable to the Bank in its sole and absolute discretion), as custodian, in a form and substance acceptable to the Borrower and the Bank, as it may be supplemented, amended, restated or replaced from time to time.

"Material Adverse Effect" shall mean any act, event, condition or circumstance which has had or could reasonably be expected to have a material and adverse effect on (i) the business, operations, condition (financial or otherwise), performance, prospects, assets or liabilities of any Loan Party, (ii) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or by which it is bound, or the enforceability of any of the Indebtedness or any Loan Document or any rights or remedies of Bank thereunder, or (iii) any Loan Party's interest in, or the value, perfection or priority of Bank's security interest or lien in any Collateral or the ability of Bank to realize on any Collateral.

"Maximum Line Amount" shall mean Forty Million and 00/100 Dollars ($40,000,000.00).

"MBS" shall mean a mortgage pass-through security, collateralized mortgage obligation, real estate mortgage investment conduit or other security that (i) is based on and backed by an underlying pool of Mortgage Loans and (ii) provides for payment by its issuer to its holder of specified principal installments and/or a fixed or floating rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form and whether or not issued, guaranteed, insured or bonded by Ginnie Mae, Fannie Mae, Freddie Mac, an insurance company, a private issuer or any other investor.

"MERS" shall mean Mortgage Electronic Registration Systems, Inc.

"MERSCORP" shall mean MERSCORP Holdings, Inc.

"MERS Loan" shall mean any Mortgage Loan made by the Borrower that is secured by a MERS Mortgage.

"MERS Member" shall mean any entity which is a member of MERS, in good standing and in compliance with all rules, regulations, procedures and requirements set forth by MERS, including, but not limited to the payment of membership dues.

"MERS Mortgage" shall mean any Mortgage registered by the Borrower on the MERS System.

"MERS System" shall mean the Mortgage Electronic Registration System established by

MERS.

"Mortgage" shall mean a mortgage or a deed of trust on real estate, and securing a Mortgage Loan and also creating a valid first lien on the fee simple title to real estate referred therein.

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"Mortgage Loan" shall mean a loan evidenced by a Mortgage Note and secured by a Mortgage encumbering a fee simple interest in a residential parcel of real property on which is situated a one to four unit single family residence, together with all improvements thereon, located in the United States, provided that in no event shall a Mortgage Loan include a loan with respect to a cooperative housing apartment or unit.

"Mortgage Note" shall mean a valid and binding note, bond or other evidence of indebtedness evidencing a Mortgage Loan and secured by a Mortgage, which (a) was executed by a bona fide third person who had capacity to contract, (b) matures 30 years or less from the date thereof, and (c) complies with any other terms as may be required in writing in advance of the closing date by Bank from time to time.

"Net Income" shall mean, in respect of any applicable Person(s) and for any applicable period of determination, the net income (or loss) of such Person(s) for such period, as determined in accordance with GAAP, but excluding, in any event:

(a) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account of any excluded losses; and

(b) in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash Distributions.

"Operating Account" shall mean account no. 1895261541 in the name of Borrower with Bank, being Borrower's general operating account with Bank, together with any replacement or successor account thereto.

"PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

"Person" or "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

"Pledged" shall mean, with respect to any Mortgage Loan which is eligible for inclusion in the Borrowing Base, that (a) such Mortgage Loan was originated or acquired with the proceeds of an advance of the Line of Credit hereunder, whether or not such advance remains outstanding, (b) either (i) the Bank holds a first priority perfected exclusive security interest in and lien on such Mortgage Loan, or (ii) if such Mortgage Loan was included at the time of formation as part of a pool of Mortgage Loans representing, securing or backing an Agency MBS and Bank has released its security interest in such Mortgage Loan without receipt of payment in full of the amount originally advanced by Bank to Borrower. to fund the origination or purchase of such Pledged Mortgage Loan (without taking into account any prepayment(s) of the Line of Credit), the Bank holds a first priority perfected exclusive security interest in such Agency MBS with respect to such Mortgage Loan, and (c) the Required Documents or Wet Funded Required Documents, as applicable, have been delivered to Bank.

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"Property" shall mean any real or personal property now or at any time owned, occupied or operated by Borrower and/or any of its Subsidiaries (if applicable).

"Required Documents" shall mean, for any applicable Mortgage Loan, all of the following, in form and substance satisfactory to Bank:

(a)	a request for advance in form and substance satisfactory to Bank;

(b)	the original Mortgage Nate endorsed by Borrower in blank (including all interim endorsements, if applicable);

(c)

(i) an original executed assignment of the Mortgage in recordable form to Bank, or (ii) a MERS assignment of the Mortgage securing the Mortgage Note by the Borrower, in the format as may be prescribed by MERS from time to time, executed by MERS, as nominee of the Borrower, in recordable form in blank, or

(iii)	where the Bank, the Borrower and MERS have executed an Electronic Tracking Agreement, evidence in form and substance satisfactory to the Bank, of

(A) all assignments of the Mortgage Loan to such Borrower (including all intervening assignments), and (B) the designation of the Bank as the "Warehouse/Gestation Lender" in the Associated Member category for the subject Mortgage, all of which occurred on the MERS System. If appropriate filing and recording information regarding such Mortgage, including the MERS Identification Number ("MIN"), has not been inserted into the assignment and the Bank has determined that such information is necessary to perfect its security interest in such Mortgage and the Mortgage Loan secured thereby, the Borrower shall promptly provide such information to the Bank when available and hereby authorizes the Bank to insert such information as appropriate (whether or not such information is supplied to the Bank by the Borrower); provided, however, the Bank shall not have any obligation to insert such information, and may require the missing information to be completed by the Borrower; and

(d)	any other loan documents required by Bank from time to time.

"Security Agreement" shall mean the Security Agreement (Mortgage Warehousing) made by Borrower to Bank dated of even date herewith, as it may be amended from time to time.

"Security Procedure" shall have the meaning given such term in the Treasury Management Agreement.

"Servicing Rights" shall mean all right, title and interest of Borrower, whether now existing or hereafter arising, in and under the Servicing Agreements, including, without limitation, the rights of Borrower to income and reimbursement thereunder.

"Subordinated Debt" shall mean any Debt of Borrower which has been subordinated to the Indebtedness pursuant to a subordination agreement in form and content satisfactory to Bank.

"Subsidiary" or "Subsidiaries" shall mean as to any particular parent entity, any corporation, partnership, limited liability company or other entity (whether now existing or

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hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding equity ownership interests having voting rights as of any applicable date of determination, shall be owned directly, or indirectly through one or more Subsidiaries, by such parent entity.

"Take-Out Commitment" shall mean a Mandatory Commitment or a Best Efforts Commitment.

"Tangible Effective Net Worth" shall mean, in respect of any applicable Person(s) and as of any applicable date of determination, (a) the net book value of all assets of such Person(s) at such time (excluding Affiliate Receivables, subscribed stock, investments in Affiliates, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and all other intangible assets of such Person(s) as determined by Bank), after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), less loans held for investment and the value of any property acquired by Borrower by foreclosure or deed in lieu of foreclosure, less the net book value of Servicing Rights, plus the value, as determined by Bank in its sole discretion (and, in determining such value, Bank may discount such value by margins as Bank shall determine from time to time in its sole discretion), of all Cash and Cash Equivalents Collateral pledged by any Affiliate of Borrower to Bank, if any, plus Subordinated Debt, if any, plus loan loss reserves for loans held for investment and any property acquired by Borrower by foreclosure or deed in lieu of foreclosure not to exceed the amount of such loans and property, plus the least of (i) the net book value of Servicing Rights, (ii) the most recent third party valuation of all Servicing Rights acceptable to Bank hereof, or (iii) seventy five hundredths percent (0.75%) of the aggregate outstanding principal amount of the Mortgage Loans which are the subject of the Servicing Rights on such date of determination, less (b) all Debt of such Person(s) at such time.

"Treasury Management Agreement" shall mean the Comerica Treasury Management Services Master Agreement between Borrower and Bank including all schedules thereto (including, but not limited to, the Schedule for Comerica Warehouse Service), as it may be amended from time to time.

"Unencumbered" shall mean, in respect of any property or asset of any Person(s), such property or asset is free and clear of all Liens (other than Liens to or in favor of Bank), and no Lien of any nature whatsoever (other than Liens to or in favor of Bank) shall be placed or exist upon or in respect of any such property or asset.

"Unencumbered Cash and Cash Equivalents" shall mean, as of any date of determination, the sum of all Unencumbered Cash and Cash Equivalents of Borrower.

"Uniform Commercial Code" shall mean California Uniform Commercial Code, as amended, supplemented, revised or replaced from time to time.

· "Unused Line Availability" shall mean, as of any applicable date of determination, the amount, if any, by which the Borrowing Base on such date of determination exceeds the outstanding principal amount of the Line Note on such date of determination.

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"Unused Portion of the Line" shall mean, as of any applicable month, the amount by which the average daily balance of principal outstanding on the Line of Credit for such month is less than the Maximum Line Amount.

"USDA" shall mean the United States Department of Agriculture and any successor thereto or to the functions thereof.

"VA" shall mean the Veterans Administration and any successor thereto or to the functions thereof.

"Warehouse Period" shall mean (a) with respect to a Conforming Mortgage Loan which is not a Wet Funded Loan, ninety (90) days, (b) with respect to a Jumbo Loan which is not a Wet Funded Loan, sixty (60) days, (c) with respect to a Low FICO Score Loan, which is not a Wet Funded Loan, sixty (60) days,, and (d) with respect to a Pledged Mortgage Loan which is a Wet Funded Loan, seven (7) Business Days.

"Wet Funded Loan" shall mean a Conforming Mortgage Loan, a Low FICO Score Loan, or a Jumbo Loan with respect to which the Required Documents have not been delivered to Bank.

"Wet Funded Required Documents" shall mean a request for wet funded advance and security agreement and a wire request, each in form and substance satisfactory to Bank.

(b) Accounting Principles. Unless expressly provided to the contrary, all accounting and financial terms and calculations hereunder or pursuant hereto shall be defined and determined in accordance with GAAP.

(c) Section Headings and References. Section headings and numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) Construction and Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Bank or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

SECTION 2 LOAN DOCUMENTS; LINE OF CREDIT.

(a) Each Loan shall be evidenced by a promissory note or other agreement or evidence of indebtedness acceptable to Bank, in each case, executed and delivered by Borrower unto Bank; and each Loan shall be subject to the terms, covenants and conditions of each such promissory note or other agreement or evidence of indebtedness, together with this Agreement and the other Loan Documents. The funding, disbursement and extension of any Loan to or in

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favor of Borrower shall be subject to the execution and/or delivery unto Bank of such Loan Documents as Bank may reasonably require, and shall be further subject to the satisfaction of such other conditions and requirements as Bank may from time to time require. The Line of Credit is evidenced by the Line Note. No advance of the Line of Credit shall be made unless all of the following conditions have been satisfied in Bank's sole determination (although  Bank shall in no event have any commitment or obligation to make or continue to make any advances of the Line of Credit): (i) the Borrower shall have furnished to Bank a request for advance in form and detail and supported by documents and information satisfactory to Bank, not later than 5:00 p.m. eastern standard time on the date on which such advance is requested to be made; (ii) no Event of Default or Default shall exist or result from the requested advance; (iii) prior to and after making such advance, the Borrower shall be in full compliance with all conditions and provisions of this Agreement, the Line Note and all other Loan Documents, and all related instruments and documents; (iv) no Material Adverse Effect shall have occurred since the date of this Agreement; (v) the representations and warranties contained in Section 3 of this Agreement and in any of the other Loan Documents shall be true and correct on the date of such advance with the same force and effect as though made on and as of that date; and (vi) all  other conditions precedent to advances under this Agreement, the Line Note and the other Loan Documents shall have been satisfied in Bank's sole determination. Upon each submission by Borrower to Bank of a request for advance of the Line of Credit, Borrower shall be deemed to have represented, warranted and certified that (i) no Event of Default or Default has occurred and is continuing, and none will exist upon the making of the advance requested thereby, and (ii) upon advancing the sum requested, the aggregate principal amount outstanding under the Line Note will not exceed the lesser of the Maximum Line Amount or the Borrowing Base. Nothing in this Section or elsewhere in this Agreement shall obligate Bank to make any advances of the Line of Credit.

(b) Bank will lend upon the telephone or Electronic Transmission request of any Authorized Agent, and Borrower hereby authorizes Bank to disburse advances on the Line of Credit pursuant to such telephone or Electronic Transmissions. Each telephone or Electronic Transmission request for an advance of the Line of Credit from an Authorized Agent shall constitute a certification of the matters stated or set forth in such telephone or Electronic Transmission and that all conditions to advances set forth in Section 2(a) hereof have been satisfied.

(c) Authorized Agents may from time to time take any or all of the following actions by telephone or Electronic Transmission given or made to Bank: (i) request advances of the Line of Credit from Bank and provide information to Bank with respect to such advances from time to time, (ii) execute and deliver to Bank documents, instruments and agreements for the purpose of pledging, assigning, and granting Bank a continuing security interest and lien in and on Mortgage Loans, and other Collateral, (iii) request that Bank deliver Mortgage Loans, and other Collateral to investors and others for sale, securitization or other disposition from time to time,

(iv) provide Bank with instructions for the allocation, application, distribution or other disposition of Mortgage Loans, proceeds thereof, and other Collateral from time to time, including, but not limited to, repayment of any Indebtedness, and (v) give other Electronic Transmissions to Bank from time to time with respect to the Line of Credit, the Collateral and the Loan Documents.

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(d) Borrower expressly acknowledges and agrees that (i) Bank is authorized to lend, repay the Indebtedness and take other actions under this Agreement and the other Loan Documents in reliance on any telephone or Electronic Transmissions of an Authorized Agent which telephone or Electronic Transmission complies with the authentication requirements of the applicable Security Procedure, if any, (ii) the procedure permitting requests for advances and repayments and requests for the taking of other actions by an Authorized Agent based on a telephone or Electronic Transmission is for the convenience of the Borrower, is not necessarily secure and there are risks associated with such use, including risks of interception, disclosure and abuse, and Borrower assumes and accepts such risks; and (iii) all risks involved in the use of this procedure, including, but not limited to, the risk that an Authorized Agent may not be authorized by Borrower to make such requests, shall be borne by the Borrower, including but not limited to all risk of loss resulting from advances made, Indebtedness repaid and other actions taken by Bank upon any such telephone or Electronic Transmissions, except as may be otherwise expressly provided in the Treasury Management Agreement, and the Borrower expressly agrees to indemnify and hold Bank harmless therefor. Without limiting the foregoing, the Borrower expressly acknowledges and agrees that Bank shall have no duty to confirm the identify or authority of any Authorized Agent requesting an advance or repayment or other action by telephone or Electronic Transmission so long as such request is made in accordance with the authentication requirements of the applicable Security Procedure, if any, and Borrower shall be obligated to assure that all Authorized Agents making requests for advances and repayments and requesting other actions by telephone or Electronic Transmission do in fact have the authority to do so for and on behalf of Borrower. Borrower shall remain fully responsible for any amounts outstanding under the Line Note if Borrower's accounts with Bank are insufficient for the repayment of the Line Note. All requests for payments are to be against collected funds.

(e) Advances of the Line of Credit shall be used solely to originate or  acquire Pledged Mortgage Loans or in the case of re-advances of amounts prepaid on the Line of Credit without any release of Collateral as described in Section 2(g) hereof for the Borrower's normal working capital purposes. The aggregate principal amount at any one time outstanding under the Line of Credit shall never exceed the lesser of the Maximum Line Amount or the Borrowing Base. Borrower shall immediately make all payments necessary to comply with this provision. In determining the Borrowing Base and the eligibility of any Mortgage Loan for inclusion therein, Bank may waive any of the limits set forth in the Borrowing Base definition and any of the requirements for eligibility set forth herein; provided, however, that any Mortgage Loan which is accepted by Bank under such a waiver shall cease to be included in the Borrowing Base upon notice of the retraction of such waiver given to Borrower by Bank unless at the time of giving of such notice the deficiency which originally required such waiver has been cured. Advances of  the Line of Credit will only be funded if a draft is presented to Bank or Bank has received a wire request with the Required Documents or Wet Funded Required Documents.

(f) Without limiting the requirements of Section 2(e) hereof, and unless earlier due (whether at maturity, by acceleration or otherwise), (i) in connection with the sale or other disposition of a Pledged Mortgage Loan (including the sale or other disposition of an Agency MBS of which such Pledged Mortgage Loan is a part, if applicable), Borrower shall pay to Bank all amounts originally advanced by Bank to Borrower to fund the origination or purchase of such Pledged Mortgage Loan (without taking into account any prepayment(s) of the Line of Credit); and (ii) upon the expiration of the Warehouse Period for any Pledged Mortgage Loan, Borrower

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shall pay to Bank all amounts originally advanced by Bank to Borrower  to fund the origination or purchase of such Pledged Mortgage Loan (without taking into account any prepayment(s) of the Line of Credit).

(g) Borrower may prepay principal outstanding under the Line of Credit at any time and from time to time without penalty or premium. So long as no Event of Default or Default exists, such prepayments shall be applied by Bank to principal outstanding under the Line of Credit. After an Event of Default or Default, such prepayments shall be applied to the Indebtedness in such order and manner as the Bank shall determine. Such prepayments shall not entitle Borrower to the release of any Pledged Mortgage Loans and Bank shall continue to hold all Pledged Mortgage Loans as security for the Indebtedness. Borrower may request re-advances of amounts so prepaid subject to all of the terms and conditions for advances of the Line of  Credit under this Agreement, the Line Note and the other Loan Documents.

(h) Borrower agrees to pay to Bank a Thirty and 00/100 Dollars ($30.00) case fee (i) for each Mortgage Loan which Borrower requests be included in the Borrowing Base and (ii) for each instance, after the first instance, in which a Mortgage Note evidencing a Pledged Mortgage Loan is shipped to an investor for purchase. Such case fees shall be paid monthly. Borrower also agrees to pay to Bank an unused fee on the Unused Portion of the Line at a rate of one hundred twenty five thousandths percent (0.125%) per annum, computed on the actual number of days elapsed using a year of 360 days. The unused fee shall begin to accrue on the date that is one hundred eighty (180) days from the date of this Agreement and shall be payable monthly in arrears within 10 days after the end of each month, and on the maturity of the Line of Credit, whether by demand, acceleration, termination or otherwise. All fees required under this Section shall be deemed fully earned upon receipt by Bank and shall not be refundable for any reason.

SECTION 3 REPRESENTATIONS AND WARRANTIES. Borrower, for and on behalf of  itself, hereby represents and warrants, and such representations and warranties shall be deemed  to be continuing representations and warranties during the entire life of this Agreement, and thereafter, so long as any Indebtedness remains unpaid and outstanding:

(a) Authority. It is duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization, as applicable; it is duly qualified and authorized to do business in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary, and it has the legal power and authority to own its properties and assets and to carry out its business as now being conducted in each such jurisdiction wherein such qualification is necessary; execution, delivery and performance of this Agreement, and any and all other Loan Documents to which Borrower is a party or by which it is otherwise bound, are within Borrower's respective powers and authorities, have been duly authorized by all requisite corporate or other necessary or appropriate action, and are not in contravention or violation of law or the terms of Borrower's organizational or other governing documents, and do not require the consent or approval of any governmental body, agency or authority.

(b) Enforceability of Agreement and Loan Documents. This Agreement, and any other Loan Documents contemplated hereby, when executed, issued and/or delivered by Borrower, or by which Borrower is otherwise bound, will be valid and binding and legally enforceable against Borrower in accordance with their terms.

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(c) Non-Contravention. The execution, delivery and performance of this Agreement, and any other Loan Documents required under or contemplated by this Agreement to which Borrower is a party or by which it is otherwise bound, and the issuance of this Agreement and any such other Loan Documents by Borrower, and the borrowings and other transactions contemplated hereby and thereby, are not in contravention or violation of the unwaived terms of any indenture, agreement or undertaking to which Borrower is a party or by which it or any of its property or assets is bound, and will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower, except to or in favor of Bank.

(d) Litigation or Proceedings. No litigation or other proceeding before any court or administrative agency is pending, or, to the knowledge of Borrower or any of its officers, is threatened against Borrower, the outcome of which could result in a Material Adverse Effect.

(e) No Liens. There are no Liens on any of Borrower's Property or assets, except Permitted Encumbrances (as hereinafter defined).

(f) No Defaults. There exists no Default or Event of Default under any of the Indebtedness.

(g) Financial Statements; No Material Adverse Change. The most recent financial statements with respect to Borrower delivered to Bank fairly present the financial condition of Borrower as of the date thereof and for the period(s) covered thereby in accordance with GAAP, and since January 31, 2018, there has been no material adverse change in the condition (financial or otherwise) of Borrower.

(h) Subsidiaries. As of the date of this Agreement, Borrower has no Subsidiaries, except those, if any, disclosed on the Schedule of Subsidiaries attached to this Agreement, which Schedule sets forth the name, place of incorporation, and percentage of ownership of Borrower in each such Subsidiary.

(i) Regulation U; Margin Stock. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying "margin stock" or "margin securities" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

G) Legal Name. Borrower's true and correct legal  name  is  that  set  forth  on  the signature page to this Agreement. Except as disclosed in writing to Bank on or before  the date of  this Agreement, Borrower has not conducted  business  under  any  name  other  than that  set forth on the signature page to this Agreement.

(k) Solvency. Borrower is solvent and is able to pay its debts (including, without limit, trade debts) as they mature.

(1) Taxes. All taxes, assessments and other similar imposts and charges levied, assessed or imposed upon Borrower and/or any of its property or assets have been paid, except to the extent being diligently contested in good faith.

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(m) Hazardous Materials. Borrower has not used Hazardous Materials on, in, under or otherwise affecting any Property now or at any time owned, occupied or operated by  Borrower or upon which Borrower has a place of business in any manner which violates any Environmental Law(s), to the extent that any such violation could result in a Material Adverse Effect. Borrower has never received any notice of any violation of any Environmental Law(s), and to the best of Borrower's knowledge, there have been no actions commenced  or threatened by any party against Borrower or any of the Property for non-compliance with any Environmental Law(s), which, in any case, could result in a Material Adverse Effect.

(n) Leases. All leases covering any Leased Property, if any, are in full force and effect, there are no defaults under any of the provisions thereof, and all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

(o) Agency Approvals; Compliance with Agency Guides. Borrower is (i)  an PHAN A and USDA approved lender, and a HUD direct endorsement  lender, and in each case, in good standing; (ii) in compliance with the terms and requirements of each Agency Guide applicable to it; and (iii) duly qualified and licensed as a mortgage banker or mortgage broker in each jurisdiction where such qualification is required in order for the Borrower to transact its business as presently conducted or proposed to be conducted.

SECTION 4  AFFIRMATIVE  COVENANTS.  So long as Bank shall have any commitment or obligation, if any, to make or extend any Loans to or in favor of Borrower, and/or so long as any Indebtedness remains unpaid and outstanding, Borrower covenants and agrees that it shall:

(a) Financial Statements; Reporting Requirements. Provide to Bank, or cause to be provided to Bank, the following, each of which shall be prepared in accordance with GAAP, and shall be in form and detail acceptable to Bank:

(i)

As soon as available, and in any event within ninety (90) days after and as of the end of each calendar year of Borrower, annual CPA audited financial statements of Borrower for and as of the end of each such calendar year, containing the balance sheet of Borrower as of the close of each such calendar year, statements of income and retained earnings and a statement of cash flows of Borrower for each such calendar year, and such other comments and financial details as are usually included in similar reports or as may be requested by Bank, certified by an Authorized Officer of Borrower.

(ii)

As soon as available, and in any event within thirty (30) days after and as of the end of each calendar month financial statements of Borrower, containing the balance sheet of Borrower as of the end of each such period, statements of income and retained earnings and a statement of cash flows for Borrower for such period and for the portion of the fiscal year of Borrower through the end of the period then ending, and such other comments and financial details as are usually included in similar reports or as may be requested by Bank, certified by an Authorized Officer of Borrower.

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(iii)	Simultaneous with the delivery to Bank of the respective financial statements required above, a Compliance Certificate.

(iv)	As soon as available, and in any event within thirty (30) days after and as of the end of each month, a loan closing detail report.

(v)	Within thirty (30) days upon request by Bank from time to time, a repurchase, settlement and indemnification report, including amounts paid and pending claims.

(vi)

As soon as available, and in any event within thirty (30) days after and as of the end of each month, a monthly secondary marketing report, and monthly detail of loans held for investment, real estate acquired by foreclosure or deed in lieu of foreclosure and reserves.

(vii)

Within fifteen (15) days after receipt of each Agency or other investor audit, including HUD, Fannie Mae and Freddie Mac audits, a copy of such audit and, within fifteen (15) days of any response by Borrower thereto, a copy of such response; provided, however, if an Agency prohibits Borrower from providing its audit to Bank and such Agency will  not waive such prohibition, then Borrower shall notify Bank thereof and Borrower shall not be required to furnish such audit to Bank.

(viii)

Promptly after becoming aware of the occurrence or existence of any Default or Event of Default, or of any other condition, occurrence or event which has had or could reasonably be expected to have a Material Adverse Effect, a written statement of an Authorized Officer of Borrower setting forth the details of such Default or Event of Default, or such other condition or occurrence, and the action which Borrower has taken or caused to be taken, or proposes to take or cause to be taken, with respect thereto.

(ix)	Such other information concerning Borrower, any Loan Party and/or any Guarantor as Bank shall reasonably request from time to time.

(b) Keeping of Books and Records; Inspections and Audits. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements (including, without limitation, any financial statements required to be delivered to Bank pursuant to this Agreement) prepared in accordance with GAAP; permit Bank, or its representatives, at reasonable times and intervals, to visit all of Borrower's offices and to make inquiries as to Borrower's respective financial matters with its respective directors, officers, employees, and independent certified public accountants; and permit Bank, through Bank's authorized attorneys, accountants and representatives, to inspect, audit and examine Borrower's books, accounts, records, ledgers and assets and properties of every kind and description, wherever located, at all reasonable times during normal business hours. Borrower shall reimburse Bank for  all reasonable costs and expenses incurred by Bank in connection with such inspections, examinations and audits, and to pay to Bank such fees as Bank may reasonably charge in respect

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of such inspections, examinations and audits, or as otherwise mutually agreed upon by Borrower and Bank.

(c) Maintain Insurance. Keep its insurable properties (including, without limitation, any Collateral at any time securing all or any part of the Indebtedness) adequately insured and maintain (i) insurance against fire and other risks customarily insured against under an "all-risk" policy and such additional risks customarily insured against by companies engaged in the same or a similar business to that of Borrower, (ii) necessary workers' compensation insurance, (iii) public liability and product liability insurance, and (iv) such other insurance as may be required by law or as may be reasonably required in writing by Bank, all of which insurance shall be in such amounts, contain such terms, be in such form, be for such purposes, prepaid for such time periods, and written by such companies as may be satisfactory to Bank. All such policies shall contain a provision whereby they may not be canceled or materially amended except upon thirty

(30) days' prior written notice to Bank. Borrower will promptly deliver to Bank, at Bank's request, evidence satisfactory to Bank that such insurance has been so procured and, with respect to casualty insurance, made payable to Bank. If Borrower fails to maintain satisfactory insurance as herein provided, Bank shall have the option (but not the obligation) to do so, and Borrower agrees to repay Bank, upon demand, with interest at the highest rate of interest applicable to any of the Indebtedness, all amounts so expended by Bank.

(d) Pay Taxes. Pay promptly and within the time that they can be paid without late charge, penalty or interest, all taxes, assessments and similar imposts and charges of every kind and nature lawfully levied, assessed or imposed upon Borrower and/or its property or assets, except to the extent being diligently contested in good faith and, if requested by Bank, bonded in an amount and manner satisfactory to Bank. If Borrower fails to pay such taxes and assessments within the time they can be paid without penalty, late charge or interest, Bank shall have the option (but not the obligation) to do so, and Borrower agrees to repay Bank, upon demand, with interest at the highest rate of interest applicable to any of the Indebtedness, all amounts so expended by Bank.

(e) Maintain Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect Borrower's corporate or other applicable existence, rights, franchises, licenses and approvals, including without limitation, its status as an FRANA  and USDA approved lender, and a HUD direct endorsement lender, in each case in good standing, and comply with the terms and requirements of each Agency Guide applicable to it. Comply with all applicable laws, ordinances and government rules and regulations to which it is subject including, but not limited to, the Secure and Fair Enforcement for Mortgage Licensing Act, 12 USC 5101-5116, all state mortgage loan originator licensing acts and all other state laws mandated by such Act; continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition; maintain all permits, licenses, approvals and agreements which it is required to maintain or comply with, where the failure to do so could result in a Material Adverse Effect; maintain Borrower's same place(s) of business, chief executive office or residence, as applicable, as currently exists, and not relocate said address(es) without giving Bank ninety (90) days' prior written notice of such proposed change, but the giving of such notice shall not cure or remedy any Default or Event of Default caused by such

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change; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

(f) Environmental Laws. Comply, and cause each of its Subsidiaries (to the extent applicable) to comply, in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required under applicable Environmental Laws, where the failure to do so could result in a Material Adverse Effect; and promptly provide to Bank, immediately upon receipt thereof, copies of any material correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a violation of any Environmental Laws by Borrower and/or any of its Subsidiaries, or of any circumstance or condition which requires or may require a financial contribution by Borrower and/or any of its Subsidiaries, or a clean-up, removal, remedial action or other response by or on behalf of Borrower and/or any of its Subsidiaries under applicable Environmental Law(s), or which seeks damages or civil, criminal, or punitive penalties from Borrower and/or any of its Subsidiaries for any violation or alleged violation of any Environmental Law(s) by Borrower and/or any of its Subsidiaries. Borrower hereby indemnifies, saves and holds Bank, and any of Bank's past, present and future officers, directors, shareholders, employees, representatives and consultants, harmless from and against any and all losses, damages, suits, penalties, costs, liabilities and expenses (including, without limitation, reasonable legal expenses and attorneys' fees) incurred or arising out of any claim, loss or damage of any property, injuries to or death of any persons, contamination of or adverse effects on the environment, or other violation or asserted violation of any applicable Environmental Law(s); provided, however, that the foregoing indemnification shall not be applicable, and Borrower shall not be liable for any such losses, damages, suits, penalties, costs, liabilities or expenses, to the extent (but only to the extent) the same arise or result from any gross negligence or willful misconduct of Bank or any of its agents or employees. The provisions of this Section shall survive repayment of the Indebtedness and satisfaction of all obligations of Borrower to Bank and termination of this Agreement.

(g)	Reserved.

(h) ERISA Compliance. At all times meet, and cause each of its Subsidiaries to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA; promptly after Borrower knows or has reason to know of the occurrence of any event, which would constitute a reportable event or prohibited transaction under ERISA, or that the PBGC or Borrower has instituted or will institute proceedings to terminate an employee pension plan, deliver to Bank a certificate of an Authorized Officer of Borrower setting forth details as to such event or proceedings and the action which Borrower proposes to take with respect thereto, together with a copy of any notice of such event which may be required to be filed with the PBGC; and upon the request of Bank, furnish to Bank (or cause the plan administrator to furnish Bank) a copy of the annual return (including all schedules and attachments) for each plan covered by ERISA, and filed with the Internal Revenue Service by Borrower or any of its Subsidiaries not later than ten (10) days after such report has been so filed. Borrower shall be permitted to voluntarily terminate employee pension or benefit plans, so long as any such voluntary termination is done in accordance with ERISA and does not result in

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a material liability or obligation to such Borrower and does not result in a Material Adverse Effect.

(i) Liquid Assets. At all times, be and remain the owner of Unencumbered Liquid Assets having a value (as such value is determined by Bank), which when added to Unused Line Availability, is not less than Two Million and 00/100 Dollars ($2,000,000.00).

G) Tangible Effective Net Worth.  Maintain,  at all times,  a Tangible  Effective  Net Worth of not less than Six Million and 00/100 Dollars ($6,000,000.00).

(k) Debt-to-Tangible Effective Net Worth Ratio. Maintain, at all times, a Debt-to- Tangible Effective Net Worth Ratio of not more than 12.00 to 1.00.

(1) Net Income. Maintain a Net Income of not less than One Dollar ($1) for each Applicable Measuring Period ending as of the applicable date of determination, commencing with the period ending as of June 30, 2018.

(m) Cash Collateral. Maintain or cause to be maintained at all times cash pledged to Bank constituting a part of the Unencumbered Cash and Cash Equivalents Collateral maintained in a cash collateral account at Bank separate from the Advance Account, Cash Collateral Account and Operating Account, over which cash collateral account neither Borrower nor any Guarantor (as applicable) shall have not access or control, plus Unused Line Availability, in aggregate amount not less than Two Hundred Thousand and 00/100 Dollars ($200,000.00).

(n) Capital Expenditures. Not make or incur Capital Expenditures in excess of One Million and 00/100 Dollars ($1,000,000.00), in aggregate, in any fiscal year.

(o) Mortgage Loans. Enforce payment and collection, at Borrower's expense, of all Pledged Mortgage Loans; make appropriate notations on its books of all assignments and pledges of such Mortgage Loans to Bank in connection herewith; promptly notify Bank of any default under any such Mortgage Loan, or of the cancellation, revocation or termination of any Take-Out Commitment related thereto or of the refusal by. an investor to purchase any such Mortgage Loan; and comply with and maintain in full force and effect all Take-Out Commitments with respect to such Mortgage Loans and subject to no liens, assignments or other interests (other than to Bank).

(p) MERS. The Bank and the Borrower hereby confirm the appointment of the Bank as collateral agent with respect to MERS Loans. During any time during which the Borrower is using the MERS System, the Borrower shall (i) at all times, maintain its status as a MERS Member, (i) at all times, employ officers who have the authority, pursuant to a corporate resolution from MERS, to execute assignments of mortgage in the name of MERS in the event deregistration from the MERS System is necessary or desirable, (iii) at all times remain in compliance with all terms and conditions of membership in MERS, including the MERSCORP, Inc. "Rules of Membership" most recently promulgated by MERSCORP, Inc., the "MERS Procedures Manual" most recently promulgated by MERS, and any and all other guidelines or requirements set forth by MERS or MERSCORP, as each of the foregoing may be modified from time to time, including, but in no way limited to compliance with guidelines and procedures set forth with respect to technological capabilities, drafting and recordation of mortgages,

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registration of mortgages on the MERS System, including registration of the interest of the Bank in such mortgages and membership requirements, (iv) promptly, upon the request of the Bank, execute and deliver to the Bank an assignment of mortgage, in blank, with respect to any MERS Mortgage that the Bank determines shall be removed from the MERS System, (v) at all times maintain the Electronic Tracking Agreement in full force and effect, (vi) immediately provide to Bank a copy of any notice received from MERS or MERSCORP pursuant to Section 4(a) of the Electronic Tracking Agreement, and (vii) as soon as practical but in any event not later than seven (7) business days after any MERS Mortgage is funded from an advance of the Line of Credit, cause Bank (by its OrgID 1005205) to be designated as the "Warehouse/Gestation Lender" in the Associated Member category for such MERS Mortgage on the Registration Details Screen of the MERS System (and any MERS Mortgage not so designated within said period shall automatically cease to be an Eligible Mortgage Loan, anything in this Agreement to the contrary notwithstanding). The Borrower shall not de-register or attempt to de-register any mortgage from the MERS System unless the Borrower has complied with the requirements set forth in the Electronic Tracking Agreement and the requirements hereof and the other Loan Documents relating to a release of a Mortgage Loan. Borrower shall indemnify, defend (using counsel selected by Bank) and hold harmless Bank, its employees, agents, shareholders, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limit, attorney fees) of whatever kind arising out of or related to (i) Borrower's failure to comply with or breach of the provisions  of this paragraph or the Electronic Tracking Agreement, or (ii) the use by Borrower and Bank of the MERS System in connection with Mortgage Loans under or in connection with this Agreement.

(q) Hedge Agreements. With respect to any Pledged Mortgage Loan not covered by Mandatory Commitment or Best Efforts Commitment, maintain at all times a Hedge Agreement with respect thereto acceptable to Bank.

(r) Master Custodial Agreement; Intercreditor Agreement. Provide  the Bank with at least sixty (60) days prior written notice of any proposed initial appointment of, or  change in, as applicable, the Certificating Custodian, and in connection therewith, if the Bank's consent to such initial appointment or change, as applicable, is given, the Borrower shall make any revisions to its warehousing procedures that are requested by the Bank or that are required to satisfy the Bank's operations policies in place at such time, including, if requested or required by the Bank, furnishing or causing to be furnished to the Bank custodial and/or intercreditor agreements, in form and substance satisfactory to the Bank, from the Borrower's proposed Certificating Custodian and/or any settlement agent. Further, if applicable, the Borrower shall at all times maintain the Custodial Account in a manner acceptable to the Bank and comply with its obligations under the Master Custodial Agreement.

SECTION 5 NEGATIVE COVENANTS. So long as Bank shall have any commitment or obligation, if any, to make or extend any Loans to or in favor of Borrower, and/or so long as any Indebtedness remains unpaid and outstanding, Borrower covenants and agrees that it shall not, without the prior written consent of Bank:

(a) Dividends. Declare or pay any dividends on, or make any other Distribution (whether by reduction of capital or otherwise), if any Default or Event of Default shall have occurred or be continuing or exist, or would arise, occur or exist after giving effect thereto.

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(b) Redeem Stock. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so.

(c) Liens. Create, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets, whether now owned or hereafter acquired, other than the following (collectively, "Permitted Encumbrances"):

(i)	Liens to or in favor of Bank;

(ii)

Liens for taxes, assessments or other governmental charges incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which is being contested in good faith by appropriate proceedings diligently pursued (provided the period of time for such contestation does not exceed thirty (30) days and, if requested by Bank, bonded in an amount and manner satisfactory to Bank);

(iii)

Liens, not delinquent, created by statute in connection with workers' compensation, unemployment insurance, social security, old age pensions (subject to the applicable provisions of this Agreement) and similar statutory obligations;

(iv)

Purchase money security interests to secure purchase money indebtedness of Borrower otherwise expressly permitted under this Agreement, so long as such security interests arise or are created substantially contemporaneously with the purchase or acquisition by Borrower of the respective property or assets to which such security interests relate and the incurrence of the respective purchase money indebtedness which such security interests secure, secure only the respective purchase money indebtedness so incurred by Borrower to enable Borrower to so purchase or acquire such property or assets, and no other Debt, and encumber only the respective property or assets so purchased or acquired, and no other property or assets of Borrower;

(v)

Liens in favor of mechanics, materialmen, carriers, warehousemen or other like statutory or common law Liens securing obligations incurred in good faith in the ordinary course of business that are not yet due and payable;

(vi)

Liens on Mortgage Loans and property and rights related to such Mortgage Loans, with respect to which advances have been made under warehouse or repurchase facilities described in the Schedule. of Debt attached hereto, but in no event shall such Liens cover any of the Collateral; and

(vii)	other Liens (if any) existing as of the date hereof and described in the Schedule of Permitted Liens attached hereto to secure Debt existing and outstanding as of the date hereof, but no other Debt.

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(d) Debt. Incur, create, assume or permit to exist any Debt of any kind or nature whatsoever, except (without duplication) for (i) the Indebtedness, (ii) Subordinated Debt, (iii) existing indebtedness (if any) to the extent set forth in the Schedule of Debt attached hereto or in the most recent financial statements of Borrower delivered to Bank prior to the date of this Agreement, (iv) unsecured trade indebtedness, utility indebtedness and non-extraordinary accounts payable incurred and paid in the ordinary course of business, (v) purchase money indebtedness and lease obligations (whether in respect of capitalized leases, operating leases or otherwise), not otherwise disclosed in said Schedule of Debt or such most recent financial statements, not to exceed One Million and 00/100 Dollars ($1,000,000.00), in aggregate, at any time.

(e) Loans and Advances. Make loans, advances or extensions of credit to any Person, except (i) sales on open account in the ordinary course of business, (ii) Mortgage Loans made by Borrower in the ordinary course of business, and (iii) other loans, advances and extensions of credit in the ordinary course of business in an unpaid principal amount not to exceed One Million and 00/100 Dollars ($1,000,000.00), in aggregate, at any time.

(f) Guaranties. Guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other Person, except (i) guaranties in favor of Bank; and (ii) the endorsement of negotiable instruments in the ordinary course of business for deposit or collection.

(g) Subordinate Indebtedness. Subordinate any indebtedness due to it from any Person to indebtedness of other creditors of such Person.

(h) Asset Dispositions; Dissolution; Mergers; Capital Structure; Business Purpose. (i) Sell, transfer or otherwise dispose of any of its properties or assets, except for (1) the sale of Pledged Mortgage Loan inventory and MBS secured by, created from or representing any interest in or otherwise relating to any of the Pledged Mortgage Loans, to investors approved by Bank in accordance with Take-Out Commitments in the ordinary course of business provided Borrower makes the payments to Bank as and when required by Section 3.5 of the Security Agreement, and (2) the sale of other Mortgage Loan inventory and MBS not constituting a part of the Collateral to investors in the ordinary course of business; (ii) change its name, its corporate identity or structure, its form of organization or the state in which it has been formed or organized; (iii) dissolve or liquidate or consolidate with or merge into any other Person, or permit any other Person to merge into it; (iv) acquire all or substantially all the properties or assets of any other Person; (v) enter into any reorganization or recapitalization, or reclassify its capital stock; (vi) enter into any sale-leaseback transaction; (vii) permit any levy, attachment or restraint to be made affecting any of Borrower's assets; (viii) permit any judicial officer or assignee to be appointed or to take possession of any or all of Borrower's assets; (ix) make any other change in Borrower's financial structure or in any of its business objects, purposes or operations which, in the opinion of Bank, could result in a Material Adverse Effect; (x) enter into any transaction not in the ordinary course of Borrower's business; or (xi) make any payment on account of any Subordinated Debt in violation of the provisions of any subordination agreement between Bank and the applicable subordinated debt holder, or otherwise fail to comply with the terms and conditions set forth in any such subordination agreement.

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(i) Investments. Purchase or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other Person, except for (i) the common stock of any Subsidiaries owned by Borrower on the date of this Agreement, as more particularly described in the Schedule of Subsidiaries attached hereto, (ii) certificates of deposit or time deposits with Bank, and (iii) direct obligations of the United States of America, or any agency thereof, maturing within one (1) year from the date of acquisition thereof.

G) Apply Proceeds to Purchase  or  Carry  Margin  Stock.  Apply  any  of  the proceeds of any loan, advance or other extension of credit by Bank to or in favor of Borrower, directly or indirectly to the purchase or carrying of any "margin  stock"  or  "margin  securities" within the meaning of  Regulation  U of the  Board  of  Governors  of the Federal  Reserve  System, or any regulations, interpretations or rulings thereunder; or extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities.

(k) Pension Plans; PBGC. Allow any fact, condition or event to occur or exist with respect to any employee pension or profit sharing plan established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan; or permit any such plan to be the subject of termination proceedings (whether voluntary or involuntary) from which termination proceedings there may result in a liability of Borrower to the PBGC which, in the opinion of Bank, will result in a Material Adverse Effect.

(1) Gestation Agreements. Enter into or permit to exist any gestation repurchase or similar agreements binding on Borrower.

SECTION 6 EVENTS OF DEFAULT. An "Event of Default" shall be deemed to have occurred or exist under this Agreement upon the occurrence and/or existence of any of the following conditions or events:

(a) Borrower and/or any other Loan Party shall fail to pay the principal of or interest on or shall otherwise fail to pay any other amount owing by Borrower and/or such Loan Party to Bank, when due, whether under any of the Indebtedness or otherwise, and such default in payment shall continue unremedied or uncured beyond any applicable period of grace provided with respect thereto, if any, in the relevant Loan Document(s);

(b) any representation, warranty, certification or statement made or deemed to have been made by Borrower and/or any other Loan Party herein, or in any certificate, financial statement or other document or agreement delivered by or on behalf of Borrower and/or any such Loan Party in connection with the Indebtedness or any of the Loan Documents shall prove to be untrue or incomplete in any material respect;

(c) Borrower shall fail to observe or perform any condition, covenant or agreement set forth herein;

(d) Borrower and/or any other Loan Party shall fail to observe or perform any condition, covenant or agreement of Borrower and/or any such Loan Party set forth in any other Loan Document (other than as provided in subparagraphs (a) and (c) above) or any other agreement between any such Person(s) and Bank, and such default shall remain unremedied or

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uncured beyond any applicable period of grace or cure, if any, provided with respect thereto in the relevant Loan Document(s) or other agreement;

(e) if Borrower is a corporation, trust, limited or general partnership or joint venture, or limited liability company, should there occur (i) a sale, conveyance, transfer, disposition or encumbrance, either voluntary or involuntary, or should an agreement be entered into to accomplish any thereof, with respect to (A) more than ten percent (10%) of the issued and outstanding capital stock of Borrower if a corporation, or (B) the beneficial interest of Borrower if a trust, or (C) any general partnership or joint venture interest if Borrower is a limited or general partnership or a joint venture, or (D) any membership interest if Borrower is a limited liability company, (ii) a change in any general partner or joint venturer if Borrower is a limited or general partnership or a joint venture, or (iii) any other change, for any reason whatsoever, in the management, ownership or control of Borrower which, in the sole discretion of Bank, could result in a Material Adverse Effect;

(f) if (i) any party subordinating its claims to that of Bank's terminates, rescinds, revokes or violates the terms of its subordination, or (ii) any Loan Party (other than Borrower) dies or terminates, rescinds, revokes or violates the terms of any guaranty, pledge, collateral assignment, subordination agreement or other document, instrument or agreement entered into by such Loan Party in favor of Bank, including, without limitation, any document evidencing the pledge by such Loan Party of property that is subject to a Lien which secures all or any part of the Indebtedness;

(g) Borrower and/or any other Loan Party shall (i) fail to pay when due any of its Debt (other than to Bank), or shall fail to observe or perform any term, condition, covenant or agreement of Borrower and/or any such Loan Party set forth in any document, instrument or agreement evidencing, securing or relating to such Debt, and such failure shall remain unremedied or uncured beyond any applicable period of grace or cure, if any, provided with respect thereto so as to permit the holder(s) of such Debt to accelerate the maturity or payment of such Debt, or (ii) or shall fail to observe or perform any term, condition, covenant or agreement of Borrower and/or any such Loan Party set forth in any material agreement, contract, indenture, instrument or undertaking to which Borrower and/or any such Loan Party is a party with any one or more third parties (other than Bank) or by which it may be otherwise bound, and such failure could result in the acceleration of the maturity or payment of Borrower's indebtedness to others, whether under any such agreement, contract, indenture, instrument or undertaking or otherwise, or which failure could result in a Material Adverse Effect;

(h) if Borrower and/or any other Loan Party (i) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (ii) cease(s) doing business as a going concern, (iii) is enjoined restrained or in any way prevented by court order or other legal or administrative action or proceedings from continuing to conduct all or any material part of its business affairs, (iv) is the subject of a dissolution, merger or consolidation, or (v) has any of its property or assets attached, seized, subject to a writ or distress warrant, or come into the possession of any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of trustee, receiver, controller, custodian or assignee for the benefit of creditors, and the same are not released, discharged or bonded against within thirty (30) days thereafter;

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(i) if any reportable event, which the Bank determines constitutes grounds for the termination of any deferred compensation plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) days after written notice of such determination shall have been given to Borrower by Bank, or any such plan shall be terminated within the meaning of Title IV of BRISA, or a trustee shall be appointed by the appropriate United States District Court to administer any such plan, or the PBGC shall institute proceedings to terminate any plan;

G) if (i) there shall be rendered against Borrower and/or any other Loan Party one or more judgments for the payment of money in excess of Two Million and 00/100 Dollars ($2,000,000.00), in aggregate, which has or have become non-appealable and shall remain undischarged, unsatisfied by insurance and unstayed for more than thirty (30) days, whether or not consecutive; or (ii) a levy, lien, writ of attachment or garnishment against any of the property or assets of Borrower and/or any other Loan Party shall be issued and levied in any action(s) and not released or appealed and bonded in an amount and manner satisfactory to Bank within thirty

(30) days after such issuance and levy, or (iii) a settlement, or a series of related settlements, is agreed upon by Borrower and/or any other Loan Party for the payment or money or the delivery of goods or services by Borrower and/or such Loan Party;

(k) if (i) Bank deems itself insecure, believing that the prospect of payment or performance of any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (ii) in the opinion of Bank, a Material Adverse Effect has resulted or occurred or could result or occur; or

(1) the occurrence or existence of any "Default" or "Event of Default", as the case may be, set forth in any other Loan Document.

SECTION 7 REMEDIES. Upon the occurrence and at any time during the continuance or existence of any Event of Default, Bank may, with or without notice to Borrower, declare all outstanding Indebtedness to be due and payable, whereupon all such Indebtedness then outstanding shall immediately become due and payable, without further notice or demand, and any commitment or obligation, if any, on the part of Bank to make or extend Loans shall immediately terminate. Further, upon the occurrence or at any time during the continuance or existence of any Event of Default hereunder, Bank may collect, deal with and dispose of all or any part of any Collateral in any manner permitted or authorized by the Uniform Commercial Code or other applicable law (including public or private sale), and after deducting expenses (including, without limitation, reasonable attorneys' fees and expenses), Bank may apply the proceeds thereof in part or full payment of any of the Indebtedness, whether due or not, in any manner or order Bank elects. In addition to the foregoing, upon the occurrence and at any time during the continuance or existence of any Event of Default hereunder, Bank may exercise any and all rights and remedies available to it as a result thereof, whether under this Agreement or other Loan Documents, at law (including, without limit, the Uniform Commercial Code), or otherwise. Notwithstanding anything to the contrary set forth in any other Loan Document, Bank shall not be obligated to make or extend any Loans or advances to any Borrower(s) during the existence of any Default or Event of Default. In addition, upon the occurrence of an Event of Default, Bank may, with respect to MERS Loans, direct MERS, pursuant to the Electronic Tracking Agreement, to remove the Borrower from the "Servicer" category on the MERS

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System and insert in place thereof, the Bank or its designee, or direct MERS to take such other action with respect to the MERS Loans as the Bank deems advisable.

SECTION 8 DEMAND BASIS LOANS. Borrower hereby acknowledges and agrees that in the event that any of the Indebtedness shall at any time be on a demand basis, Borrower's compliance with the terms and conditions set forth herein, and the absence of any Event of Default hereunder, shall not, in any way whatsoever, limit, restrict or otherwise affect or impair Bank's right or ability to make demand for payment of any or all of such Indebtedness which may be on a demand basis at any such time, in Bank's sole and absolute discretion, with or without reason or cause, and the existence of any Event of Default hereunder shall not be the sole reason or basis for enabling Bank to make demand for payment of all or any part of such Indebtedness.

SECTION 9 WAIVERS OF DEFAULTS; NO FORBEARANCE. No Event of Default

shall be waived by Bank except in writing and a waiver of any Event of Default shall not be a waiver of any other default or of the same default on a future occasion. No forbearance on the part of the Bank in enforcing any of its rights or remedies under this Agreement or any other Loan Document, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by Borrower hereunder or any such other Loan Document, shall constitute a waiver of any of the terms of this Agreement or such Loan Document or of any such right or remedy. No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise hereof, shall preclude other or further exercise of the rights of the parties under this Agreement and/or the other Loan Documents.

SECTION 10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of CALIFORNIA.

SECTION 11 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign or transfer any of its respective rights or obligations hereunder or otherwise in respect of any of the Indebtedness without the prior written consent of Bank. Bank has the right to sell, assign, transfer, negotiate, pledge or grant participations or any interest in, any or all of the Indebtedness and the Loan Documents, including without limit, to a Federal Reserve Bank or Federal Home Loan Bank. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Borrower, the Indebtedness or this Agreement, however obtained. Borrower further agrees that Bank may provide information relating to this Agreement or relating to Borrower or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

SECTION 12 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original instrument, but when taken together shall constitute one and the same instrument.

SECTION 13   NOTICES.(a) Unless otherwise provided in this Agreement (and except as provided in clause (b) below), all notices and other communications by any party to the other party(ies) relating to this Agreement shall be in writing and shall be given by personal delivery, by United States mail, postage prepaid, by reputable overnight courier or by facsimile,

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and addressed or delivered to the respective party(ies) at the addresses stated below, or to such other addresses as such party(ies) may from time to time specify to the other(s) in writing. Requests for information made to Borrower by Bank from time to time hereunder may be made orally or in writing, at Bank's discretion.

Borrower Address(es):

Inspire Home Loans Inc. 19600 Fairchild Road, Ste. 200

Irvine, California 92612 Attention: Lauren Ingersoll Facsimile No.: NIA

Email: lauren.ingersoll@inspirehomeloans.com Bank Address:

Comerica Bank

2000 Avenue of the Stars, Ste. 210 Los Angeles, California 90067 Attention: Arthur H. Shafer Facsimile No.: (310)-552-6012 Email: ahshafer@comerica.com

(b) Notices and other communications provided to the Bank under this Agreement or any other Loan Document may be delivered or furnished by Electronic Transmission pursuant to procedures approved by the Bank. The Bank or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Transmission (including email and any E-System) pursuant to procedures approved by it. Unless otherwise agreed to in a writing by and among the parties to a particular communication, (i) notices and other communications sent to an email address shall be deemed received upon the intended recipients receipt of such notice or other communication, and (ii) notices and other communications posted to any E-System shall be deemed received upon the receipt by the intended recipient at its email address as described in the foregoing clause (a) of notification that such notice or other communication is available and identifying the website address therefore. The notice and other communications described in this paragraph may include requests from Authorized Agents described in Sections 2(b) and 2(c) hereof. Immediately upon receipt from time to time of such Electronic Transmissions, Bank is authorized to lend and take other actions under this Agreement and the other Loan Documents in reliance thereon.

(c) Bank is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with this Agreement or any other Loan Document and the transactions contemplated therein.

(d) All uses of an E-System shall be governed by and subject to, in addition to the other terms and conditions set forth herein, separate terms and conditions posted or referenced in such E-System and related contractual obligations executed by Bank in connection with the use of such E-System.

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(e) Borrower hereby acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. All E-Systems and Electronic Transmissions shall be provided "as is" and "as available". Neither Bank nor any of its Affiliates warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by Bank or any of its Affiliates in connection with any E-Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non infringement of third-party rights or freedom from viruses or other code defects. Bank and Borrower agree that Bank has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System.

(f) Borrower hereby indemnifies, saves and holds Bank, and any of Bank's past, present and future officers, directors, shareholders, employees, representatives and consultants, harmless from and against any and all losses, damages, suits, penalties, costs, liabilities and expenses (including, without limitation, reasonable legal expenses and attorneys' fees) incurred or arising out of the use of telephone or Electronic Transmissions or E-Systems under or in connection with this Agreement or any of the other Loan Documents; provided, however,  that the foregoing indemnification shall not be applicable to the extent (but only to the extent) the same arise or result from any gross negligence or willful misconduct of Bank. The provisions of this paragraph shall survive repayment of the Indebtedness and satisfaction of all obligations of Borrower to Bank and termination of this Agreement.

SECTION 14 COSTS AND EXPENSES. Borrower shall pay  or  reimburse  Bank,  on demand, for (a) all costs, expenses, fees and charges paid or incurred by Bank (including,  without limitation, Bank's attorneys' fees and costs) in connection with the preparation, closing and consummation of this Agreement and/or the other Loan Documents and/or the Loans or transactions contemplated hereby or thereby, or in connection with the administration or enforcement of this Agreement or any of the other Loan Documents, (b) all stamp and  other taxes and duties (except for taxes on the overall net income of Bank imposed by the jurisdiction in which Bank's principal executive office is located) payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or duties, and (c) all costs and expenses with respect to the shipment by Bank of Mortgage Loans to investors or others for purchase. In addition, Borrower shall immediately and without demand reimburse Bank for all sums expended by Bank in connection with any action brought  by Bank in respect of any Default or Event of Default or to enforce any provision of this Agreement or the other Loan Documents and/or to exercise or enforce any rights or remedies of Bank. Borrower authorizes and approves all advances and payments by Bank for items described in this Section as Indebtedness secured by the Collateral.

SECTION 15 INDEMNIFICATION AND HOLD HARMLESS. WITHOUT LIMITING ANY OTHER PROVISIONS OF THIS AGREEMENT, BORROWER AGREES TO INDEMNIFY AND HOLD BANK HARMLESS FROM AND AGAINST ALL LOSSES,

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COSTS, DAMAGES, LIABILITIES AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS, INCURRED BY BANK IN CONNECTION WITH TIDS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY LOANS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR BY REASON OF ANY DEFAULT OR EVENT OF DEFAULT, OR ENFORCING THE OBLIGATIONS OF BORROWER OR ANY LOAN PARTY UNDER TIDS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AS APPLICABLE, OR IN EXERCISING ANY RIGHTS OR REMEDIES OF BANK OR IN THE PROSECUTION OR DEFENSE OF ANY ACTION OR PROCEEDING CONCERNING ANY MATTER GROWING OUT OF OR CONNECTED WITH TIDS AGREEMENT OR ANY OF THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE APPLICABLE, AND THE BORROWER SHALL NOT BE LIABLE FOR ANY SUCH LOSSES,  COSTS, DAMAGES, LIABILITIES OR EXPENSES, TO THE EXTENT (BUT ONLY TO THE EXTENT) THE SAME ARISE OR RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BANK OR ANY OF ITS AGENTS OR EMPLOYEES. THE PROVISIONS OF THIS SECTION SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS AND SATISFACTION OF ALL OBLIGATIONS OF BORROWER TO BANK AND TERMINATION OF TIDS AGREEMENT.

SECTION 16 AMENDMENTS AND WAIVERS. All amendments to or waivers or terminations of this Agreement or the other Loan Documents must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are hereby superseded and merged into this Agreement and the Loan Documents. Time is of the essence for the performance of all obligations set forth in this Agreement. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. Borrower acknowledges that Bank may provide information regarding Borrower and the Loans to Bank's parent, Subsidiaries, Affiliates and service providers.

SECTION 17 RESERVED.

SECTION 18 REINSTATEMENT; SEVERABILITY. Bank's rights under this Agreement and the other Loan Documents shall be reinstated and revived, and the enforceability of this Agreement and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Indebtedness which thereafter shall be required to be restored or returned by Bank, all as though such amount had not been paid. The rights of Bank created or granted herein and the enforceability of this Agreement and the other Loan Documents at all times shall remain effective to cover the full amount of all the Indebtedness even though the Indebtedness, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower.

SECTION 19    WAIVER      OF    JURY     TRIAL.BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR

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CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVE ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, TIDS AGREEMENT OR THE INDEBTEDNESS.

(a) In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the "Comerica Documents"), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the "Court").

(c) The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining. orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(d) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(e) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

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(f) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(g) .  Except as expressly set forth herein, the referee shall determine the manner  in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provis10n.

(i) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

G) THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A WRY. AFTER CONSULTING  (OR  HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN

40

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CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT, THE INDEBTEDNESS OR THE OTHER COMERICA DOCUMENTS.

SECTION 20. TERMINATION OF THE LINE. Borrower may terminate this Agreement at any time upon thirty (30) days' prior written notice to Bank. Upon Borrower giving such written notice to Bank, Borrower shall not request any further advances of the Line of Credit. On or before the date which is thirty (30) days from the date any such written notice is given by Borrower to Bank, Borrower shall pay in full all outstanding principal, interest, fees and other Indebtedness. If Borrower provides Bank with such written notice and Borrower pays all outstanding principal, interest, fees and other Indebtedness in full within such thirty (30) day period, Bank shall, at Borrower's expense, promptly (i) prepare and file a UCC termination statement, (ii) prepare, execute and deliver to the Borrower other necessary documentation, in each case terminating the security interest granted to Bank by the Borrower to secure the Indebtedness, and (iii) deliver to the Borrower Mortgage Notes of Borrower then held by Bank.

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This Agreement is effective as of the day and year first set forth above.

BANK:BORROWER:

COMERICA BANK	INSPIRE HOME LOANS INC., a Delaware corporation

By: /s/	By: /s/ James Palda
Its: SVP	Its: President

[Signature Page to Credit Agreement]

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EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

This Compliance Certificate ("Certificate") is furnished pursuant to Section 4(a)(iii) of the   Credit Agreement dated ,  2018, between the undersigned ("Borrower") and Comerica Bank ("Bank") (as it may be amended from time to time, the "Agreement"). The undersigned  hereby  certifies to Bank that, as of ,  201_ (the "Computation Date"):

1. The Unencumbered Liquid Assets plus Unused Line Availability, which are required to be not less than $2,000,000, was as computed in the supporting documents attached hereto as Schedule 1.

2.	The Tangible Effective Net Worth, which is required to be not less than

$6,000,000,  was as computed in the supporting documents attached hereto as Schedule 2.

2. The Debt-to-Tangible Effective Net  Worth  Ratio,  which  is  required  to  be not more than 12.0:1.0, was as computed in the supporting documents attached hereto as Schedule 3.

4. The Net Income for the Applicable Measuring Period, which is required to be not less than $1.00, was as computed in the supporting documents attached hereto as Schedule 4.

5. The cash pledged to Bank constituting a part of the Unencumbered Cash and Cash Equivalents Collateral, which is required to be not less than Two Hundred Thousand and 00/100 Dollars ($200,000.00)  plus Unused  Line Availability, was as computed in the supporting documents attached hereto as Schedule 5.

The undersigned hereby certifies that:

A. All of the information set forth in this Certificate (and in any Schedule attached hereto) is true and correct.

B. As of the Computation Date, the Borrower has observed and performed all of its covenants and other agreements contained in the Agreement and in any other Loan Documents to be observed, performed and satisfied by them.

C. I have reviewed the Agreement and this Certificate is based on an examination sufficient to assure that this Certificate is accurate.

D. Except as stated in Schedule 6 attached hereto (which shall describe any existing Event of Default or Default, specifying in detail the nature and period of existence thereof and any action taken with respect thereto taken or contemplated to be taken by Borrower), no Event of Default or Default, including an Event of Default or Default under Section 6(g) of the Agreement, has occurred and is continuing as of the date of this Certificate.

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E. Without limiting the certification in the preceding paragraph, or the provisions of Section 6(g) of the Agreement, except as stated in or Schedule 7 attached hereto, Borrower has not failed to pay when due any of its Debt (other than to Bank) or to observe or perform any term, condition, covenant or agreement set forth in any document, instrument or agreement evidencing, securing or relating to such Debt, beyond any applicable period of grace or cure, if any, provided with respect thereto so as to permit the holder(s) of such Debt to accelerate the maturity or payment of such Debt.

Capitalized terms used in this Certificate and in the schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Agreement.

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered by its duly authorized officer this

day of

_, 201

INSPIRE HOME LOANS INC., a Delaware

corporation

By: _

Its:

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SCHEDULE  OF SUBSIDIARIES

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SCHEDULE OF DEBT

1)	Warehouse line of credit or repurchase facility with Chase Bank in maximum amount not to exceed $45,000,000.

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SCHEDULE OF PERMITTED LIENS

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Master Revolving Note

Daily Adjusting LIBOR Rate

Demand-Optional-Advances (Business and Commercial Loans Only)

2018
AMOUNT $40,000,000.00	NOTE DATE May 4, 2018	MATURITY DATE SEE BELOW

ON DEMAND (or as otherwise provided in this Note), FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of COMERICA BANK (herein called "Bank"), at any office of the Bank in the State of California, the principal sum of _FORTY MILLION AND 00/100 DOLLARS ($40,000,000.00), or so much of said sum as has been advanced and is then outstanding under this Note, together with interest thereon as hereinafter set forth.

Notwithstanding anything in this Note to the contrary, if Bank demands payment of this Note and no Default  has occurred  or exists,  then this Note and all principal, interest and other sums due hereunder shall be payable in full on the Demand Payment  Date,  as defined below. If Bank demands payment in full of this Note and a Default has occurred or exists, then this Note and all principal,  interest and other sums due hereunder shall be payable in full upon such demand. As used herein, the "Demand Payment Date" shall mean the earlier to occur of (i) ninety (90) days after the Bank demands payment of this Note, or (ii) the occurrence of a  Default.  Nothing in this paragraph alters the discretionary nature of this Note, and Bank shall have no obligation to make any advances to the undersigned pursuant to this Note at any time.

This Note is made in connection with a Credit Agreement between the undersigned  and  Bank dated of even date herewith  (as it may be amended from time to time, the "Agreement"), the provisions of which are incorporated herein by this reference. In the event of any conflict between the provisions of this Note and the provisions of the Agreement, the provisions of the Agreement shall govern and control.

Anything in this Note to the contrary notwithstanding, the aggregate principal amount at any one time outstanding under this Note shall never exceed the lesser of the Maximum Line Amount (as defined in the Agreement) or the Borrowing Base (as defined in the Agreement). The undersigned shall immediately make all payments necessary to comply with this provision. The undersigned hereby acknowledges and agrees that nothing in this paragraph imposes any obligation on the Bank to make or continue any advances under this Note.

This Note is a note under which Advances, repayments and re-Advances may be made from time to time, subject to the terms and conditions of this Note.

AT NO TIME SHALL THE BANK BE UNDER ANY OBLIGATION TO MAKE ANY ADVANCES TO THE  UNDERSIGNED  PURSUANT TO THIS NOTE (NOTWITHSTANDING ANYTHING EXPRESSED OR IMPLIED IN THIS NOTE OR ELSEWHERE TO THE CONTRARY, INCLUDING, WITHOUT LIMITATION, IF THE BANK SUPPLIES THE UNDERSIGNED WITH A BORROWING FORMULA) AND THE BANK, AT ANY TIME AND FROM TIME TO TIME, WITHOUT NOTICE,  AND IN ITS SOLE DISCRETION,  MAY REFUSE TO MAKE ADVANCES TO THE UNDERSIGNED WITHOUT INCURRING ANY LIABILITY DUE TO THIS REFUSAL AND WITHOUT AFFECTING THE UNDERSIGNED'S LIABILITY UNDER THIS NOTE FOR ANY AND ALL AMOUNTS ADVANCED.

The preceding sentence shall not apply to this Note if this Note is secured by a deed of trust or mortgage covering real property.

Subject to the terms and conditions of this Note, each of the Advances made hereunder shall bear interest at the Applicable Interest Rate.

Unless sooner demanded, accrued and unpaid interest on the unpaid principal balance  of each outstanding  Advance hereunder shall be payable monthly, in arrears, on the first Business Day of each  month. Interest accruing hereunder  shall be computed  on the  basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Applicable Interest Rate as a result of any change in the Daily Adjusting LIBOR Rate or, to the extent applicable, the Prime Referenced Rate, on the date of each such change.

Upon demand and from and after the occurrence of any Default hereunder, and so long as any such Default remains unremedied or uncured thereafter, the Indebtedness outstanding  under this Note shall bear interest at a per annum rate of three percent (3%) above the otherwise Applicable Interest Rate(s), which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged  on any payment  not received by  Bank within  twenty (20) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Default hereunder.

In no event shall the interest payable under this Note at any time exceed the maximum rate permitted by law.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

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The amount and date of each Advance, its Applicable Interest Rate and the amount and date of any repayment shall be noted  on  Bank's records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve the undersigned of its/their obligations to repay Bank all amounts payable by the undersigned to Bank under or pursuant to this Note, when due in accordance with the terms hereof.

The undersigned may request an Advance hereunder either (i) upon the delivery to Bank of a written Request for Advance duly completed and executed by the undersigned (as herein provided), or (ii) to the extent applicable, pursuant to a request  submitted through Bank's Loan Management System (each a "Request"), in each case, subject to the following: (a) Bank shall not have made demand hereunder and no Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, shall have occurred and be continuing  or exist under this Note; (b) each such Request  shall be delivered to Bank by 2:00 p.m. (San Jose, California time) on the proposed date of the requested Advance; (c) after giving effect to such Advance, the aggregate principal amount of Advances made under this Note (excluding refundings and conversions of outstanding Advances)  shall not exceed the Loan Amount; and (d) a Request, once delivered or submitted to Bank, shall not be revocable by the undersigned provided, however, as aforesaid, Bank shall not be obligated to make any Advance under this Note.

In the event that the undersigned is unable to request Advances hereunder through the Bank's Loan Management System, Advances hereunder may be requested by delivery or submission to Bank by hand delivery, first class mail, overnight courier, facsimile, email or other means of delivery acceptable to Bank, of a written Request for Advance duly completed and executed by the undersigned. Advances hereunder may be requested in the undersigned's discretion by telephonic notice to Bank. Any Advance requested by telephonic notice shall be confirmed by the undersigned that same day by submission to Bank of a written Request for Advance, as provided herein. The undersigned acknowledge(s) that if Bank makes an Advance based on a request made by telephone, facsimile, email or other means of delivery (other than by hand delivery, first class mail or overnight courier), it shall be for the undersigned's convenience and all risks involved in the use of any such procedure shall be borne by the undersigned, and the undersigned expressly agree(s) to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an Advance by telephone, facsimile, email or any such other means of delivery. In the event that the undersigned elect(s) to request Advances by telephonic notice, facsimile, email or other means of delivery acceptable to Bank, the undersigned acknowledge(s) and agree(s) that Bank may impose or require such verification, authentication and other procedures  as  Bank may require from time to  time.

If the Daily Adjusting LIBOR Rate is not otherwise available to the undersigned as the basis for the Applicable Interest Rate hereunder for the principal Indebtedness outstanding hereunder in accordance with the terms  of this Note,  the Prime Referenced  Rate shall be the basis for the Applicable Interest Rate hereunder in respect of such Indebtedness for  such period, subject  in all respects  to the terms and conditions of this Note. The foregoing shall not in any way whatsoever limit or otherwise affect Bank's right to make demand for payment of all or any part of the Indebtedness hereunder at any time in Bank's sole and absolute discretion  or any of Bank's  rights or remedies under this Note upon the occurrence of any Default hereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default.

In the event that any payment under this Note becomes due and payable on any day which  is not a Business  Day,  the due date  thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Note.

All payments to be made by the undersigned to Bank under or pursuant to this Note shall be in immediately available United States funds, without setoff or counterclaim, and in the event that any payments submitted hereunder are in  funds  not  available  until collected, said payments shall continue to bear interest until collected.

The undersigned may prepay all or part of the outstanding balance  of any Indebtedness  under this Note at any time without  premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid.

For any Daily Adjusting LIBOR Rate Advance, if Bank shall designate a LIBOR Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such LIBOR Lending Office.

If, at any time, Bank determines that, (a) Bank is unable to determine or ascertain the Daily Adjusting LIBOR Rate, or (b) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for any applicable Daily Adjusting LIBOR Rate Advance, or (c) the Applicable Interest Rate will not accurately or fairly cover or reflect the cost to Bank of maintaining any of the Indebtedness under this Note based upon the Daily Adjusting LIBOR Rate, then Bank shall forthwith give notice thereof to the undersigned.  Thereafter,  until Bank notifies the undersigned that such conditions or circumstances no longer exist, the right of the undersigned to request a Daily Adjusting LIBOR Rate Advance shall be suspended, and the Prime Referenced Rate shall be the basis for the Applicable Interest Rate for all Indebtedness hereunder during such period of time.

If any Change in Law shall make it unlawful or impossible for the Bank (or its LIBOR Lending Office) to make or maintain any Advance with interest based upon the Daily Adjusting LIBOR Rate, Bank shall forthwith give notice thereof to the undersigned. Thereafter, until Bank notifies the undersigned that such conditions or circumstances no longer exist, the right of the undersigned to request a Daily Adjusting LIBOR Rate Advance shall be suspended, and thereafter, the Prime Referenced Rate shall be the basis for the Applicable

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Interest Rate for the Indebtedness hereunder.

If any Change in Law shall (a) subject Bank (or its LIBOR Lending Office) to any tax, duty or other charge with respect to this Note or  any Indebtedness hereunder, or shall change the basis of taxation  of payments  to Bank (or its LIBOR Lending  Office)  of the principal of or interest under this Note or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank's principal executive office or LIBOR Lending Office is located); or (b) impose, modify or deem applicable any reserve (including, without  limitation,  any imposed  by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its LIBOR Lending Office), or shall impose on Bank (or its LIBOR Lending Office)  or the foreign exchange  and interbank markets  any other condition affecting this Note or the Indebtedness  hereunder;  and the result  of any of the foregoing is to increase the cost to Bank of maintaining any part of the Indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then the undersigned  shall pay  to Bank, within thirty (30) days of the undersigned's receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to the undersigned, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

In the event that any Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital or liquidity is increased by or based upon the existence of any obligations of Bank hereunder  or the maintaining  of any Indebtedness  hereunder,  and such increase  has the effect of reducing the rate of return on Bank's (or such controlling corporation's) capital  as a consequence  of such  obligations  or the maintaining of such Indebtedness hereunder to a level below that which Bank (or such  controlling  corporation)  could  have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy and liquidity), then the undersigned shall pay to Bank, within fifteen (15) days of the undersigned's receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation)  for any increase  in the  amount of capital and/or liquidity and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to maintaining any Indebtedness hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to the undersigned, shall be

, conclusive and binding for all purposes absent manifest error.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in the Agreement, the Loan Documents (as defined in the Agreement), and each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If (a) the undersigned (or any of them) or any guarantor under a guaranty of all or part  of the Indebtedness  ("guarantor'') (i) fail(s)  to pay this Note or any of the Indebtedness when due, by maturity, acceleration  or otherwise, or fail(s) to pay any Indebtedness  owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions  of any agreement between  the undersigned (or any of them) or any guarantor and the Bank, and any such failure continues beyond any applicable grace or cure period, if any, expressly provided with respect thereto; or (iii) become(s) insolvent or the subject of a voluntary or involuntary  proceeding  in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding, or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (b) any warranty or representation made by any of the undersigned or  any  guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (c) there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all

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or any part of the Indebtedness; or (d) there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (e) the Bank deems itself insecure, believing that the prospect of payment or performance of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or

(f) there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any  of  them) or any guarantor or any of the Collateral, including, without limit, any accounts of the undersigned (or any of them)  or any guarantor with the Bank; or (g) an "Event of Default" as defined in the Agreement occurs or exists; then the Bank, upon the occurrence and at any time during the continuance or existence of any of these events (each a "Default"), may,  at its option  and without  prior  notice to the undersigned (or any of them), cease advancing money or extending credit to or for the benefit  of the undersigned  under this Note or any other agreement between the undersigned and Bank, terminate this Note as to any future  liability  or obligation  of  Bank, but without affecting Bank's rights and security interests in any Collateral and the Indebtedness of the undersigned to Bank, declare any or all of the Indebtedness  to be immediately  due and payable (notwithstanding any provisions  contained in the evidence of it to the contrary), sell or liquidate  all or any portion of the Collateral, set off against the Indebtedness  any amounts  owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement  with the undersigned  (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable  immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor  shall mortgage  or pledge  the mortgaged  premises  for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises  by deed, installment  sale  contract  or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor.

Except as otherwise expressly provided in the second paragraph on page 1 of this Note, the undersigned hereby expressly acknowledge(s) and agree(s) that this Note is a demand note and matures upon issuance, and that the  Indebtedness hereunder shall be payable upon demand (unless earlier payment is required in accordance with the terms and conditions of this Note), and that Bank may, at any time in its sole and absolute discretion, without notice and without reason and whether  or not any Default shall have occurred and/or exist under this Note, without notice, demand that this Note and  the Indebtedness hereunder be immediately paid in full. The Bank may from time to time make  demand  for partial  payments under this Note and these demands shall not preclude the Bank from  demanding  at any time that this Note be immediately paid in full. Further, the demand nature of this Note shall not be deemed to be modified, limited or otherwise affected by any reference to any Default in this Note, and to the extent that there are any references to any Default(s) hereunder, such references are for the purpose of permitting Bank to accelerate any Indebtedness not on a demand basis and to receive  interest at the applicable default rate provided in the document evidencing the relevant Indebtedness.

The undersigned authorize(s) the Bank to charge any account(s) of the undersigned (or any of them)  with the Bank for  any and all  sums due hereunder when due; provided, however,  that such authorization  shall not affect any of the undersigned's  obligation  to pay to the Bank all amounts when due, whether or not any such account balances  that are maintained  by the undersigned  with the Bank are insufficient to pay to the Bank any amounts when due, and to the extent that such accounts are insufficient to pay to the Bank all such amounts, the undersigned shall remain liable for any deficiencies until paid in full.

If this Note is signed by two or more parties  (whether by all as makers  or by one or more as an accommodation  party or otherwise),  the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3605 of the Uniform Commercial Code and waive(s) all  other  suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign,  or grant participations or any  interest in, any or all of the Indebtedness, and that, in connection  with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s)  that the Bank may provide information  relating to this Note or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to pay or reimburse to Bank, or any other holder or owner of this Note, on demand, any and all costs and expenses of Bank (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted, and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in connection with the preparation, execution, delivery, amendment, administration, and performance of this Note and the related documents, or incurred in collecting or attempting to collect this Note or the Indebtedness, or incurred in any other matter or proceeding relating to this Note or the Indebtedness.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an

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officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification  of the terms  of this  Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, endorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable  in whole  or part for any reason,  the  remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

For the purposes of this Note, the following terms have the following meanings:

"Advance" means a borrowing requested by the undersigned and made by Bank under this Note, and shall include a Daily Adjusting LIBOR Rate Advance and (subject to the terms of this Note) a Prime-based Advance.

"Applicable Interest Rate" means the Daily Adjusting LIBOR Rate plus the Applicable Margin or (subject to the terms of this Note) the Prime Referenced Rate plus the Applicable Margin, as otherwise determined in accordance with the terms and conditions of this Note.

"Applicable Margin" means two and three hundred seventy five thousandths percent (2.375%) per annum.

"Business Day" means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan, and, in respect of notices and determinations relating to the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

"Change in Law" means the occurrence,  after the date hereof, of any of the following: (i) the adoption or introduction  of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule  or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including, without limitation, any risk-based capital guidelines or any interpretation, administration, request, regulation, guideline, or directive relating to liquidity. For purposes of this definition, (x) a change in law, treaty,  rule,  regulation,  interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule,  regulation,  interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a "Change in Law", regardless of the  date  enacted,  adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel 111, shall each be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented.

"Daily Adjusting LIBOR Rate" means, for any day, a per annum interest rate which is equal to the quotient of the following:

(a)

for any day, the per annum rate of interest determined on the basis of the rate for deposits in  United States  Dollars  for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on  the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the "Daily Adjusting LIBOR Rate" for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "Daily Adjusting LIBOR Rate" for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the principal amount of Indebtedness outstanding hereunder which is to bear interest on the basis of such Daily Adjusting LIBOR  Rate  and for a period equal to one (1) month;

divided by

(b)

1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on "Euro currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or,    if such regulation or definition is modified, and as long as Bank is required to maintain reserves  against  a  category  of liabilities which includes eurodollar deposits or includes a category of assets which includes  eurodollar  loans,  the rate at which such reserves are required to be maintained on such category;

provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the Daily Adjusting LIBOR Rate determined as provided above would be less than the Daily Adjusting LIBOR Floor then the Daily Adjusting LIBOR  Rate shall be deemed to be the Daily Adjusting LIBOR Floor per annum for all purposes of this Note, except for any portion of any outstanding Advance(s) hereunder or any principal Indebtedness outstanding under this Note which, at any such time, is/are subject to any

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Specified Hedging Agreement, in which case, the Daily Adjusting LIBOR Rate for such portion of such Advance(s) and Indebtedness shall be determined without giving effect to the Daily Adjusting LIBOR Floor. Each calculation by Bank of the Daily Adjusting  LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

"Daily Adjusting LIBOR Floor" shall mean zero percent (0%) per annum.

"Daily Adjusting LIBOR Rate Advance" means an Advance of which the Applicable Interest Rate is based  on the  Daily  Adjusting LIBOR Rate.

"Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank  or  other  entity  exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supranational bodies such as the European Union or the European Central Bank).

"LIBOR Lending Office" means Bank's office located in the Cayman Islands, British West Indies, or such other branch  of Bank,  domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to the undersigned.

"Loan Amount" means the face amount of this Note as set forth at the top of Page 1 hereof.

"Prime Rate" means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may  vary from  time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

"Prime-based Advance" means an Advance of which the Applicable  Interest Rate is based at the Prime Referenced  Rate subject  to  the terms of this Note.

"Prime Referenced Rate" means a per annum interest rate which is equal to the Prime  Rate, but in no event  less than two and one  half percent (2.50%) per annum.

"Request for Advance" means a Request for Advance issued by the undersigned under this Note in the form annexed to this Note as Exhibit "A".

"Specified Hedging Agreement" means any agreement or other documentation between the undersigned (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of the Daily Adjusting LIBOR Floor with respect to determinations of the Daily Adjusting LIBOR Rate for the purposes of such interest rate swap (e.g., determines the floating amount by using the "negative interest rate method" rather than the "zero interest rate method" in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).

No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege.  The rights  of Bank under this Note are cumulative and not exclusive of any right or remedies which Bank would otherwise have, whether by other instruments or by law.

THE UNDERSIGNED AND BANK, BY ACCEPTANCE  OF THIS NOTE, ACKNOWLEDGE  THAT THE RIGHT TO TRIAL  BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO  CONSULT)  WITH  COUNSEL  OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO  TRIAL  BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR  IN ANYWAY  RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

This Note is dated and shall be effective as of the date set forth above.

BORROWER:

INSPIRE HOME LOANS INC., a Delaware Corporation

By:   /s/ James Palda

Title:   President

19600 Fairchild Road, Suite 200IrvineCAOrange92612

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Street AddressCityStateCountryZip Code

For Bank Use OnlyI
LOAN OFFICER INITIALS	LOAN GROUP NAME	OBLIGOR NAME	I
LOAN OFFICER I.D. NO.	LOAN GROUP NO.	OBLIGOR NO.		NOTE NO.	AMOUNT

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EXHIBIT"A" REQUEST FOR ADVANCE

The undersigned hereby request(s) COMERICA BANK ("Bank") to make an Advance to the undersigned on

 ,,in the amount of  _

              Dollars($ _) under the Master Revolving Note  dated  as of May_, 2018,  issued by the undersigned to said Bank in the face amount of Forty Million and 00/100 Dollars ($40,000,000.00) (the "Note").

The undersigned represent(s), warrant(s) and certify(ies) that no Default, or any condition  or event  which, with the giving of notice or the running of time, or both, would constitute a Default, has occurred and is continuing under the Note, and none will exist upon the making of the Advance requested hereunder. The undersigned further certify(ies) that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note  will not exceed the face amount thereof. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof, the undersigned will immediately pay such excess amount, without any necessity of notice or demand.

The undersigned hereby authorize(s) Bank to disburse the proceeds of the Advance being requested by this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned.

Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the

Note.

Dated this

day of , .

INSPIRE HOME LOANS INC., a Delaware corporation

By: _  Its: _

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SECURITY AGREEMENT

(Mortgage Warehousing)

As of May 4, 2018 for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank ("Bank"), a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) of Inspire Home Loans Inc., a Delaware corporation (singularly and collectively if more than one party "Borrower'') and/or Debtor to the Bank. "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower and/or Debtor to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated  or unliquidated, joint or several, and whether known or unknown, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower and/or Debtor to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower and/or Debtor to the Bank arising under any guaranty where the Borrower and/or Debtor has guaranteed the payment of indebtedness owing to the Bank from a third party; (c)  any and all obligations or liabilities of the Borrower and/or Debtor to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness;

(e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower and/or Debtor of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by the Borrower, Debtor,  the Bank or third parties in any way relating to the Bank's rights with respect to Borrower, Debtor or third party and/or affecting any collateral securing any obligation owed to Bank by the Borrower, Debtor or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; (h) all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and the Borrower and/or Debtor  or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower, and/or Debtor; and (i) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All  costs  and expenses shall be payable immediately by the Debtor when incurred by the Bank, immediately upon demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness,  but not in  excess of the maximum rate permitted by law.

Debtor covenants, agrees, represents and warrants as follows:

1. Collateral. Collateral shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

(a)

all Pledged Mortgage Loans, including without limitation, all promissory notes or other instruments or agreements evidencing the indebtedness of obligors thereon, all  mortgages, deeds to secure debt, deeds of trust and/or security agreements securing, guaranteeing or otherwise relating thereto, all rights to payment thereunder, all rights in the real property,

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improvements and other tangible and intangible property and rights securing payment of the indebtedness of the obligors thereon, or that are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

(b)	all financing statements perfecting the security interest of any Pledged Mortgage Loans or in the property securing any Pledged Mortgage Loans;

(c)

all rights of Debtor under any and all commitments issued by (i) Ginnie Mae, Fannie Mae, Freddie Mac, another mortgage company or any other investor, purchaser or securities issuer, to guarantee, purchase or invest any of the Pledged Mortgage Loans or any MBS secured by, created from or representing any interest in any of the Pledged Mortgage Loans, whether such MBS are evidenced by book entry or certificate, based on or backed by any of them, or (ii) any broker or investor to purchase any MBS, whether evidenced by book entry or certificate, representing or secured by any interest in any of the Pledged Mortgage Loans, together with, in either case, all rights to deliver Pledged Mortgage Loans pursuant thereto and all proceeds arising from or pursuant to any and all such commitments or resulting from the disposition of Pledged Mortgage Loans pursuant thereto, including the Debtor's right and entitlement to receive the entire purchase price paid for Pledged Mortgage Loans sold;

(d)

all rights to service, administer and/or collect any of the Pledged Mortgage Loans at any date, and all rights to the payment of money on account of such servicing, administration or collection activities;

(e)

all rights of Debtor in, to and under any MBS secured by, created from or representing any interest in or otherwise relating to any of the Pledged Mortgage Loans, whether such MBS are evidenced by book entry or certificate (the Bank's security interest in each MBS created from, based on or backed by, in whole or in part, any of the Pledged Mortgage Loans shall automatically exist in, attach to, cover and affect all of the Debtor's right, title and interest in that MBS when issued and its proceeds), all right to the payment of monies and non-cash distributions on account of any of such MBS and all new, substituted and additional securities at any time issued with respect thereto; all other investment property (including, without limit, securities, securities entitlements, and financial assets) secured by, created from or representing any interest in or otherwise relating to any of the Pledged Mortgage Loans, together with all investment property, financial assets, instruments or other property at any time substituted for all or for any part of the foregoing, and all interest, dividends, increases, profits, new investment property, financial assets, instruments or other property and or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith, constituting, relating to, or secured by any of the foregoing Collateral;

(f)

all rights of Debtor in, to and under any agreements or other arrangements (including without limitation, an interest rate swap agreement, an interest cap agreement, and a forward sale agreement) entered into by Debtor to protect itself against changes in interest rates or the market value of any of the Pledged Mortgage Loans, including without limitation, all rights to payment arising under such agreements or arrangements;

(g)

all files, documents, instruments, surveys, appraisals, bonds, certificates, correspondence, computer programs, tapes, discs, cards, accounting records and other books, records, agreements, information and data of Debtor relating to any of the Pledged Mortgage Loans;

(h)	all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts, general intangibles (including, without limit, payment intangibles and software), chattel

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paper (including, without limit, electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, documents (including, without limit, negotiable documents), instruments (including, without limit, promissory notes) and rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables, commercial tort claims, letters of credit, letter of credit rights, supporting obligations, money and rights to payment for money or funds advanced or sold) constituting or relating to any of the Pledged Mortgage Loans;

(i)	all general intangibles (including, without limit, software) acquired or used in connection with any of the Pledged Mortgage Loans;

U) all goods, instruments (including, without limit, promissory  notes), documents  (including,  without limit, negotiable documents), policies and certificates of insurance, deposit accounts, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, constituting or relating to any of the Pledged Mortgage Loans, including, but not limited to, the Advance Account, the Cash Collateral Account, and the Operating Account (each as later defined) and all money or other property now or later in such accounts;

(k)	account no(s). with Comerica Bank, in the name of Debtor, and all money or other property now or later in such account;

(I)	the Custodial Account (as defined in the Credit Agreement) and all MBS and other securities from time to time held in such account and all sums from time to time on deposit in such account;

(m)

all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including, but not limited to, stock splits, stock rights, voting and preferential rights), products, and all cash and non-cash proceeds of or pertaining to the above, including, without limit, insurance and condemnation proceeds, and cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor; and

(n)	all of Debtor's books and records with respect to any of the foregoing (including, without limit, computer software and the computers and equipment containing said books and records).

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

As used herein, the following terms shall have the following meanings:

"Advance Account" shall mean account no. 1895261558 in the name of Debtor, into which advances of the Line of Credit (as defined in the Credit Agreement) are made, which advances are to be used by Debtor to originate or purchase Pledged Mortgage Loans in accordance with the Credit Agreement, together with any replacement or successor account thereto.

"Cash Collateral Account" shall mean account no. 1895261277 in the name of Bank for the benefit of Debtor, which shall be a non-interest bearing deposit account, into which the proceeds of any sale or other disposition of the Collateral shall be paid, together with any replacement or successor account thereto.

"Fannie Mae" shall mean the Federal National Mortgage Association and any successor thereto or to the functions thereof.

"FHA" shall mean the Federal Housing Administration and any successor thereto or to the functions thereof.

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"Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto or to the functions thereof.
"Ginnie Mae" shall mean the Government National Mortgage Association and any successor thereto or to the functions thereof.
"MBS" shall mean a mortgage pass-through security, collateralized mortgage obligation, real estate mortgage investment conduit or other security that (i) is based on and backed by an underlying pool of
	Mortgage Loans and (ii) provides for payment by its issuer to its holder of specified principal installments	-
and/or a fixed or floating rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form and whether or not issued, guaranteed, insured or bonded by Ginnie Mae, Fannie Mae, Freddie Mac, an insurance company, a private issuer or any other investor.
"Mortgage Loan" shall mean a one-to-four family, residential real estate loan secured by a mortgage, deed to secure debt, deed of trust or other security agreement, including (a) the promissory note or other instrument or agreement evidencing the indebtedness of the obliger thereon, (b) the mortgage, deed to secure deb( deed of trust and/or security agreements securing, guaranteeing or otherwise  related thereto, (c) all rights to payment thereunder, (d) all rights in the real property, improvements and other tangible and intangible property and rights securing payment of the indebtedness of the obliger thereon, or that are the subject of such Mortgage Loan, (e) all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, and (f) all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof.
"Operating Account" shall mean account no. 1895261541 in the name of Debtor with Bank, Debtor's general operating account with Bank, together with any replacement or successor account thereto.
"Pledged Mortgage Loan" shall mean any Mortgage Loan (a) which is from time to time delivered or caused to be delivered to Bank (including delivery to a third party on behalf of Bank), or comes into the possession, custody or control of Bank, or is identified to Bank as collateral by any other means or method, whether or not Bank has possession of the related promissory note, for the purpose of assignment or pledge in connection with the making of any advance of the Indebtedness or otherwise, or
(b) with respect to which Bank has made an advance of the Indebtedness, or (c) with respect to which Debtor has requested an advance of the Indebtedness, or (d) which is now or at any time pledged, hypothecated, assigned, transferred, or conveyed, or a security interest therein granted, to Bank.
"VA" shall mean the Veterans Administration and any successor thereto or to the functions thereof.
2.	Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:
2.1	Debtor shall furnish to Bank, in form and at intervals as Bank may request any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.
2.2	At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank,
Debtor shall be deemed to have warranted that: (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file in respect to any of the Collateral, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that

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perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3

Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer  or lease, or permit to be sold, transferred or leased, any or all of the Collateral. Bank or its representatives may, at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located. Debtor shall reimburse Bank for all reasonable costs and expenses incurred by Bank in connection with such inspections.

2.4

Debtor will do all acts and will execute and/or deliver or cause to be executed and/or delivered all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. By executing this Agreement and becoming bound by the terms hereof, Debtor expressly authorizes the filing of financing statements and any amendments thereto covering the Collateral, and authorizes Bank or its representatives to take such other actions as may be necessary or appropriate to perfect and maintain Bank's security interest in the Collateral. Debtor acknowledges and agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personality, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Indebtedness. In the event that any Collateral, or any of Debtor's books or records relating to any Collateral, is at any time located or stored at or upon leased premises or with a bailee, warehouseman or other third party, Debtor shall promptly provide written notice thereof to Bank and, upon Bank's request, cause such lessor, bailee, warehouseman or other third party to execute and deliver unto Bank such documents, instruments or agreements as Bank may reasonably require, in each case in form and substance acceptable to Bank, pursuant to which such lessor, bailee, warehouseman or other third party acknowledges Bank's security interest in such Collateral and that it is holding such Collateral for the benefit of Bank and permits Bank access to and possession of such Collateral.

2.5

Debtor will pay, within the time that they can be paid without interest or penalty, all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness. Any such payments made by Bank shall not constitute (a) any agreement by Bank to make similar payments in the future, or (b) a waiver by Bank of any Event of Default under this Agreement. Bank need not inquire as to, or contest the validity of, any such taxes, assessments and similar charges, and the usual official notice of such taxes, assessments and similar charges shall be conclusive evidence that the same are validly due and owing. Such payments shall constitute Indebtedness secured by this Agreement.

2.6

Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank. All of such insurance policies shall be in amount, form and content, and written by companies as may be satisfactory to Bank, and shall contain a lender's loss payable endorsement in favor of and acceptable to Bank. All such. policies shall contain a provision whereby they may not be canceled or materially amended except upon thirty (30) days' prior written notice to Bank. Debtor will promptly deliver to Bank, at Bank's request, evidence satisfactory to Bank that such insurance has been so procured and, with respect to casualty insurance, made payable to Bank. Debtor hereby appoints Bank, or any employee or agent of Bank, as Debtor's attorney-in-fact, which appointment is coupled with an interest and irrevocable, and authorizes Bank, or any employee or agent of Bank, on behalf of Debtor, to adjust and compromise any loss under said insurance and to endorse any check or draft payable to Debtor in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected may be applied toward satisfaction of the Indebtedness; provided, however, that Bank shall not be

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required hereunder so to act. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended to Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness. Such amounts so expended by Bank shall constitute Indebtedness secured by this Agreement.

2.7

On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that, except as otherwise indicated: (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing; (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable; (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same has/have been endorsed and/or delivered by Debtor to Bank; (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition  in bankruptcy by or against, the account debtor; and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor will deliver to Bank such documents, instruments and other writings evidencing or otherwise relating to the Accounts Receivable as Bank may reasonably request from time to time. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Bank may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Bank without notifying Debtor. Debtor agrees, at Bank's request, to arrange or cooperate with Bank in arranging for verification of Accounts Receivable.

2.8

Debtor at all times shall be in strict compliance with all applicable laws, including, without limit, any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9	If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of

(a) the ultimate sale or exchange thereof; or {b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it, unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor expressly authorizes Bank to file a financing statement in form and substance satisfactory to Bank in respect  of such Collateral. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.1O   At any time and without notice, Bank may,  as to any Collateral:  (a) cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect, by legal proceedings or otherwise, all dividends, interest, principal payments and other sums and all other distributions  at any time payable or receivable on account of such Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive

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control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

2.11

Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect  to Collateral so delivered.

2.12

Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including, without limit, consultant fees, legal expenses, and attorneys fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property  required by any law, including, without limit, Environmental Laws, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct. The obligations contained in this Section shall survive termination of this Agreement.

2.13

Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the Debtor may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor  is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.14

Debtor agrees that no security or guarantee now or later held by Bank for the payment of any Indebtedness, whether from Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the security interests or other interests granted by Debtor to or in favor of Bank under this Agreement, or any obligations of Debtor hereunder or pursuant hereto, and Bank, in its sole discretion, without notice to Debtor, may release, exchange, modify, enforce and otherwise deal with any security or guaranty without affecting in any manner such security interests or other interests of Bank or any such obligations of Debtor under this Agreement. Debtor acknowledges  and agrees  that Bank has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personally, or to obtain any guaranty to secure payment of the Indebtedness, and Debtor is not relying upon any guaranty which Bank has or may have or assets in which Bank has or may have a lien or security interest for payment of the Indebtedness.

2.15	Debtor absolutely, unconditionally, knowingly, and expressly waives:

(a)

Notice of: (i) acceptance hereof; (ii) any loans or other financial accommodations made or extended to Borrower or the creation or existence of any Indebtedness; (iii) notice of the amount of the Indebtedness, subject, however, to Debtor's right to make inquiry of Bank to ascertain the amount of the Indebtedness at any reasonable time; and (iv) any default or breach under the terms of any of the Indebtedness; and all other notices (except if such notice is specifically required to be given to Debtor hereunder) and demands to which Debtor might otherwise be entitled.

(b)

Its right under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Bank to institute suit against, or to exhaust any rights and remedies which Bank has or may have against, Borrower or any third party, or against any collateral for the Indebtedness provided by Borrower

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or any third party. In this regard, Debtor is bound to the payment  of all Indebtedness  whether now existing or hereafter accruing, as fully as if such Indebtedness were directly  owing to Bank by Debtor. Debtor waives any defense arising by reason of any disability or other defense (other than the defense that the Indebtedness shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

(c)

(i) Any rights to assert against Bank any defense (legal or equitable), set-off, counterclaim, or claim which Debtor may now or at any time hereafter have against the Borrower or any other  party liable to Bank; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Indebtedness or any security therefor; (iii) any defense Debtor has to performance hereunder, and any right Debtor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Bank's rights or remedies against Borrower; the alteration by Bank of the Indebtedness; any discharge of the Indebtedness by operation of law as a result of Bank's intervention or omission; or the acceptance by Bank of anything in partial satisfaction of the Indebtedness; (iv) the benefit of any statute of limitations affecting Debtor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Indebtedness shall similarly operate to defer or delay the operation of such statute of limitations applicable to Debtor's liability hereunder.

(d)

Any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Bank; or (ii) any election by Bank under the Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower.

2.16	Without notice to or by Debtor, and without affecting or impairing the obligations of Debtor hereunder, Bank may, by action or inaction:

(a)

compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce this Agreement, the Indebtedness, or any part thereof, with respect to Borrower or any other person;

(b)	release Borrower or any other person or grant other indulgences to Borrower or any other person in respect thereof;

(c)	amend or modify in any manner and at any time (or from time to time) any documents, instruments or agreements evidencing, governing, securing or otherwise relating to any of the Indebtedness; or

(d)	release or substitute any guarantor, if any, of the Indebtedness, or enforce, exchange, release, or waive any security for the Indebtedness or any guaranty of the Indebtedness, or any portion thereof.

2.17

Bank shall have all of the rights to seek recourse against Debtor to the fullest extent provided for herein. No election by Bank to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Bank's right to proceed in any other form of action or proceeding or against other parties, unless the Bank has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding  by Bank under any document or instrument evidencing the Indebtedness shall serve to diminish the liability of the Debtor under this Agreement, except to the extent that Bank finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

2.18

Pursuant to Section 2856 of the California Civil Code, Debtor waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial

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foreclosure with respect to security for a guaranteed obligation, has destroyed Debtor's rights of subrogation and reimbursement against the Borrower.

2.19

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN · THIS AGREEMENT, DEBTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA UNIFORM COMMERCIAL CODE SECTIONS 3116, 3118, 3119, 3419, 3605, 9610, 9611, 9615, 9617, 9618, 9624, 9625, AND 9627, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE.

3.	Collection of Proceeds.

3.1

So long as no Event of Default or condition or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default (a "Default"), exists and thereafter until Bank shall direct Debtor to the contrary by notice to Debtor (an "Enforcement Notice"), Debtor shall collect and enforce payment of all Collateral, including servicing Mortgage Loans and receiving and collecting directly principal, interest, escrow payments and all other sums payable in respect of the Collateral, except that regardless of whether any Event of Default or Default exists, the proceeds of any sale, securitization or  other disposition of the Collateral ("Mortgage Loan Sale Proceeds"), including without limitation, the proceeds of any "Take-Out Commitment" as defined in the Credit Agreement, as later defined ("Take-Out Commitment"), shall be paid directly to the Cash Collateral Account (as later defined) or as Bank shall otherwise direct, for application as provided in this Agreement. Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Mortgage Loan Sale Proceeds and to hold in trust for Bank all payments of Mortgage Loan Sale Proceeds received in connection  with Collateral. Debtor agrees to endorse to Bank and immediately deliver to Bank all payments of Mortgage Loan Sale Proceeds, in the form received by Debtor without commingling with any other funds. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received consisting in whole or in part of Mortgage Loan Sale Proceeds, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Mortgage Loan Sale Proceeds, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Mortgage Loan Sale Proceeds in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Mortgage Loan Sale Proceeds. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2

Immediately upon and at all times after an Enforcement Notice is given, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral (including, without limitation, Mortgage Loan Sale Proceeds) and to hold in trust for Bank all payments received  in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent, immediately upon and after such Enforcement Notice, to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.2 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

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3.3

Debtor agrees that the Indebtedness shall be on a "remittance basis" on the terms and subject to the conditions of this Agreement. Debtor shall at its sole expense establish and maintain (and Bank,  at Bank's option may establish and maintain at Debtor's expense), the Cash Collateral Account to which Bank shall have exclusive access and control. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Cash Collateral Account. Debtor agrees to notify all purchasers of Pledged Mortgage Loans that all payments made to Debto of Mortgage Loan Sale Proceeds shall be remitted to the Cash Collateral Account. Immediately upon and at all times after an Enforcement Notice is given, Debtor agrees upon Bank's request to notify all account debtors and other parties obligated to Debtor under any Collateral that all payments made to Debtor on account of the Collateral shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices sent by Debtor to account debtors and other parties obligated to Debtor.

3.4

(a)      Provided  no Event of Default  or Default exists or would result therefrom,  Bank agrees from time to time at the request of Debtor to deliver Pledged Mortgage Loans to investors approved  by Bank for sale to such investors. Such delivery shall be made under a bailee letter in form and substance satisfactory to Bank. Without limiting the foregoing, such bailee letter shall provide for the release of Bank's security interest in the applicable Pledged Mortgage Loan in exchange for receipt by the Bank in immediately available funds of the purchase price for such Pledged Mortgage Loan pursuant to the applicable Take-Out Commitment for such Pledged Mortgage Loan, but in no event less than the aggregate amount advanced by Bank to Debtor to fund such Pledged Mortgage Loan (without taking into account any prepayment(s) of the Indebtedness) (the "Release Price"). To the extent that the purchase price for a Pledged Mortgage Loan would be less than the Release Price required to be paid to the Bank as required above (a "shortfall"), the Debtor shall pay such shortfall to the Bank prior to or concurrent with the payment of such purchase price and prior to the release of the Bank's security interest in the affected Pledged Mortgage Loan. The proceeds from the sale of any Pledged Mortgage Loan under this Section shall be paid and applied as provided in Section 3.5 hereof.

(b) Provided no Event of Default or Default exists or would result therefrom, and provided further that the Debtor, the Bank and a "Certificating Custodian" as defined in the Credit Agreement ("Certificating Custodian") have entered into a "Master Custodial Agreement" as defined in the Credit Agreement ("Master Custodial Agreement") satisfactory to Bank, Bank agrees from time to time at the request of Debtor to deliver Pledged Mortgage Loans to such Certificating Custodian for formation of a pool of Mortgage Loans supporting an MBS. Such delivery shall be made under a bailee letter in form and substance satisfactory to Bank. The Debtor agrees to (i) enter into such arrangements and agreements with the Bank, the Certificating Custodian and each applicable "Agency" as defined in the Credit Agreement ("Agency") as may be necessary or desirable to facilitate the issuance of MBS under the mortgage-backed securities programs of such Agency and (ii) conform its procedures relating to the formation of such pools and the delivery of such forms and certifications required by each applicable Agency, to accommodate the procedures established by the Bank from time to time with respect thereto that are in conformity with the respective rules and regulations of each applicable Agency and maintaining the perfection and priority of the Bank's security interest in the applicable Pledged Mortgage Loans and related MBS and the proceeds thereof. All MBS that are backed by any Pledged Mortgage Loan for which the Release Price has not been paid in full to Bank at the time of the issuance of such MBS shall be held in the custodial account established under the Master Custodial Agreement ("Custodial Account") and the Bank shall have a security interest therein. The Debtor agrees that the Certificating Custodian shall be listed as the only subscriber, owner and/or registered holder, as applicable, and only person authorized to take delivery of any MBS backed by any Pledged Mortgage Loan, and upon the issuance of each such MBS, the Debtor shall deliver, or cause the applicable Agency to deliver, such MBS directly to the Certificating Custodian. Subject to the terms and conditions of this Agreement and the Master Custodial Agreement, upon the issuance of an MBS backed by any Pledged Mortgage Loan, the security interest of the Bank in the underlying Pledged Mortgage Loans shall cease, and the security interest in the related MBS and the proceeds thereof shall be substituted therefor and vested in the Bank. Provided no Event of Default or Default exists, the Debtor may obtain the release of Bank's security interest in and lien on an MBS backed by any Pledged Mortgage Loan by paying to Bank by wire transfer of immediately available funds to the Cash Collateral Account the aggregate amount advanced by Bank to Debtor to fund the

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origination or purchase of such Pledged Mortgage Loan (without taking into account any prepayment(s) of the Indebtedness). Such payment shall be applied as provided in Section 3.5 hereof.

3.5

Prior to the occurrence of an Event of Default or Default, all items or amounts which are remitted to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Mortgage Loan Sale Proceeds with respect to any Pledged Mortgage Loan shall be applied to the payment of the amount originally advanced by Bank to Debtor to fund the origination or purchase of such Pledged Mortgage Loan (without taking into account any prepayment(s) of the Indebtedness), whether or not such advance is then due, and any surplus shall be deposited in the Operating Account. After the occurrence of an Event of Default or Default, all items or amounts which are remitted to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral (including,  without limitation, any Mortgage Loan Sale Proceeds) shall, at Bank's option, (i) be applied to  the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (ii) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney's fees, except to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4.	Defaults, Enforcement and Application of Proceeds.

4.1	The occurrence or existence of any of the following conditions or events shall constitute an "Event of Default" under this Agreement:

(a)	Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

(b)

Any failure or neglect to comply with, or breach of or default under, any term or provision of this Agreement; or any failure or neglect to comply with, or breach of or default under, any term or provision of any other agreement or commitment between Borrower, Debtor or any guarantor of any of the Indebtedness ("Guarantor") and Bank, and any such failure, neglect, breach or default continues beyond any applicable grace or cure period (if any) expressly provided with respect thereto; or

(c)

Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

(d)

Any loss, theft, substantial damage or destruction to or of any Collateral which either is uninsured or is insured but the insurer has denied or is contesting coverage or liability, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in  connection with any Collateral or of any other judicial process of, upon or in respect of Borrower,

Debtor, any Guarantor, or any Collateral; or

(e)

Sale or other disposition by Borrower, Debtor or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor or any Guarantor;

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or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor or any Guarantor; or

(f)

Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment or performance of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

(g)

Any default or event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness including, but not limited to, an "Event of Default" as defined in the Credit Agreement between Debtor and Bank dated of even date herewith, as it may be amended from time to time (the "Credit Agreement").

4.2

Upon the occurrence and at any time during the continuance or existence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

(a)	Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

(b)

Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

(c)	Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

(d)

Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, ship, reclaim, recover, store, finish, maintain, repair, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places (including, without limit, Debtor's premises) and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including, without limit, a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these

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disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable. Bank may, in its discretion, bid and purchase any of the Collateral at any sale pursuant to this Section 4.2.

4.3

Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence and at any time during the continuance or existence of any Event of Default, so notify the account debtors or obligors of Bank's security interest in the Collateral and direct such account debtors or obligors to make payments directly to Bank. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4

The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds  to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5

Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other right or remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor or any Guarantor and Bank.

4.6

No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7

Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with  an interest) the true and lawful attorney-in-fact of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

(i)	to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

(ii)

to execute and/or file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

(iii)	to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8

Upon the occurrence and at any time during the continuance or existence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place

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designated by Bank which is reasonably convenient to Bank and Debtor. Bank may take any and all actions that it deems necessary or appropriate to protect the Collateral and its security interest in the Collateral, and all costs and expenses for the same shall be added to the Indebtedness and shall be payable upon demand. All risks of loss, damage or destruction to the Collateral shall be borne by Debtor.

4.9

The following shall be the basis for any finder of fact's determination of the value of any Collateral which  is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of  the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such  Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition;

(c) all reasonable closing costs customarily borne by the seller in commercial sales transactions  relating to property similar to such Collateral shall be deducted, including, without limitation, brokerage commissions, tax prorations, attorney's fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such  Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9.615(f) of the Uniform Commercial Code.

5.	Miscellaneous.

5.1	Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the following address:

19600 Fairchild Road  Suite 200

STREET ADDRESS

IrvineCA92612

CITYSTATEZIP CODE

Orange

COUNTY

5.2

Debtor will give Bank not less than ninety (90) days' prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3	Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4

Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5

In addition to Bank's other rights, any indebtedness owing from Bank to Debtor (including, without limitation, amounts maintained by Debtor as deposit accounts (as such term is defined in the Uniform Commercial Code) with Bank) can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute (a)

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acceptance of collateral in discharge of any portion of the Indebtedness, {b) a retention of collateral in satisfaction of an obligation within the meaning of the Uniform Commercial Code, or (c) if the Indebtedness is secured by California real estate, an action under California Code of Civil Procedure 726.

5.6	Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to:

(a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9.504 of the Uniform Commercial Code in effect prior to July 1, 2001 or its successor provisions thereafter; or (c) pursue any other remedy in the Bank's power. Debtor waives  notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the Debtor might otherwise be entitled, and diligence in collecting any Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under  this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish  in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists. Debtor ratifies and approves all acts of Bank acting in its capacity as Debtor's attorney-in-fact under this Agreement. Neither Bank nor its attorney-in-fact will be liable for any acts or omissions or for any error of judgment or mistake of fact or law.

5.7

Debtor hereby absolutely, unconditionally, knowingly, and expressly waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower or any other person any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

5.8

In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten (10) days before  the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances (including, without limitation, if the Collateral,  or any portion thereof, is perishable or threatens to decline speedily in value). A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9

Notwithstanding any prior revocation, termination, surrender,  or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10

This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors,

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and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11

If there is more than one Debtor, each Debtor agrees that all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally, and each reference to the term Debtor shall mean each and every Debtor a party hereto, individually and collectively, jointly and severally.

5.12

Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Division 9 (or, absent definition in Division 9, in any other Division) of the Uniform Commercial Code, as those meanings may be amended, supplemented, revised or replaced from time to time. "Uniform Commercial Code" means the California Uniform Commercial Code, as amended, supplemented, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13

No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

5.14

To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15

Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:

Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is: DELAWARE.

The Collateral, and Debtor's books and records pertaining to the Collateral, is located at and shall be maintained at the following location(s) and/or the location(s) identified on the Exhibit attached hereto (if any):

19600 Fairchild Road  Suite 200

STREET ADDRESS

Irvine	CA	92612	Orange
CITY	STATE	ZIP CODE	COUNTY

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5.16	A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17	This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code.

5.18

Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or any of the duties or obligations  of Debtor under this Agreement or in establishing, determining, continuing or defending the validity or priority of Bank's security interest under this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Agreement.

5.19

All payments to be made hereunder by Debtor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset.

5.20

No right or remedy under this Agreement is intended to be exclusive of any other remedy, but each and every right and remedy shall be cumulative and in addition to any and every other right or remedy given under this Agreement, under any other agreement(s) and those provided by law or in equity. No exercise by Bank of one right or remedy shall be deemed to be an election. No delay or omission by Bank to exercise any right under this Agreement shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

5.21	Debtor hereby acknowledges and agrees that the references to Borrower set forth herein shall be applicable to the extent that Debtor and Borrower are not the same person or entity.

5.22	Nothing in this Agreement affects or limits Bank's rights of setoff and recoupment.

6.

DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

[the rest of this page intentionally left blank]

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IN WITNESS WHEREOF, Debtor has executed this Agreement as of the day and year first above written.

DEBTOR:

 INSPIRE HOME LOANS INC., a Delaware Corporation

                  By:    /s/ James Palda

         Title:   President

FOR BANK USE ONLY:

Borrower(s): Inspire Home Loans Inc.

Detroit_15407712_3

EXHIBIT TO SECURITY AGREEMENT

Collateral Locations

[None if Left Blank]

Detroit_15407712_3

Automatic Loan Payment Authorization

Date: May  4, 2018

Obligor Name (Typed or Printed): INSPIRE HOME LOANS INC., a Delaware corporation

Obligor Number: _Lender's Cost Center#: _

Address:

19600 Fairchild Road, Suite 200

Irvine                                              CA                              92612

STREET ADDRESSCITYSTATEZIP CODE

The undersigned hereby authorizes COMERICA BANK ("Bank") to charge the account designated below for the  payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.

 ☒ Automatic Payment Authorization for all  payments on all current  and future borrowings,    as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

☐  Automatic Payment Authorization  for all payments on only the specific borrowing identified below,  as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

Specific Obligation Number:

☐Automatic Payment Authorization for less than all  payments on only the specific borrowing identified below,  as and when such payments come due.

Specific Obligation Number: _

☐Principal and Interest payments only

☐Principal payments only

☐Interest payments only

 ☐SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS

Payment Due Date: Your loan payments of principal and interest will be charged to your account as indicated above unless that day is a Saturday, Sunday, or holiday in which case such payments will be charged on the following business day, with interest to accrue during this extension as provided under the loan documents.

Detroit_15392082_2

Account to be Charged:

☒Checking

Comerica Account No._

xxxx1541 _

□Savings

Comerica Account No. _

(Charges to account are withdrawals pursuant to account resolution)

INSPIRE HOME LOANS INC., a Delaware corporation

By: Cherie EdborgIts:VP of Finance

TITLE (if applicable)

2

Detroit_l5392082_2

ELECTRONIC TRACKING AGREEMENT WAREHOUSE LENDER

Lender Org ID 1005205 Borrower Org ID 1013880

THIS ELECTRONIC TRACKING AGREEMENT dated as of May 4,  2018 (this

"Agreement") among Comerica Bank ("Lender"), ' MERSCORP Holdings, Inc. ("Electronic Agent"), Mortgage Electronic Registration Systems, Inc. ("MERS") and Inspire Home Loans Inc., a Delaware corporation ("Borrower").

WHEREAS, the Lender has agreed to extend a line of credit to the Borrower for the purpose of the Borrower lending money to potential homeowners for mortgage loans (the "Mortgage  Loans") pursuant to the terms and conditions  of a Credit Agreement dated as of May

4,  2018,  between  the  Lender  and  Borrower,  as  amended  from  time  to  time  (the "Credit

Agreement").

WHEREAS, the Borrower is obligated to pledge the Mortgage Loans to the Lender and also to service the Mortgage Loans pursuant to the terms and conditions of the Credit Agreement and to complete all actions necessary to cause the issuance and delivery to the Lender of the Mortgage Notes (the "Mortgage Notes"), and

WHEREAS, the Lender and the Borrower desire to have certain Mortgage Loans registered on the MERS® System (defined below) such that the mortgagee of record under each Mortgage (defined below) shall be identified as MERS;

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.	Definitions.

Capitalized terms used in this Agreement shall have the meanings ascribed to them below.

"Affected Loans" shall have the meaning assigned to such term in Section 4(b). "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related mortgaged property is located to effect the assignment of the Mortgage upon recordation.

"Event of Default" shall mean a default that is not cured within the applicable grace period as defined in the Credit Agreement.

"MERS Procedures Manual" shall mean the MERS Procedures Manual attached as Exhibit B hereto, as it may be amended from time to time.

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"MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 3.

"MERS® System" shall mean the Electronic Agent's mortgage electronic  registry system, as more particularly described in the MERS Procedures Manual.

"Mortgage" shall mean a lien, mortgage or deed of trust securing a Mortgage Note. "Mortgage Loan" shall mean each mortgage loan that is pledged by Borrower to Lender.

"Mortgage Loan Documents" shall mean the originals of the Mortgage Notes and other documents and instruments.

"Mortgage Note" shall mean a promissory note or other evidence of indebtedness of the obligor thereunder, representing a Mortgage Loan, and secured by the related Mortgage.

"Mortgagor" shall mean the obligor on a Mortgage Note.

"Notice of Default" shall mean a notice from the Lender that an Event of Default has occurred and is continuing.

"Opinion of Counsel" shall mean a written opinion of counsel in form and substance reasonably acceptable to the Lender.

"Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

2.	Appointment of the Electronic Agent.

(a) The Lender and the Borrower, by execution and delivery of this Agreement, each does hereby appoint MERSCORP Holdings, Inc. as the Electronic Agent, subject to the terms of this Agreement, to perform the obligations set forth herein.

(b) MERSCORP Holdings, Inc., by execution and delivery of this Agreement, does hereby (i) agree with the Lender and the Borrower subject to the terms of this Agreement to perform the services set forth herein, and (ii) accepts its appointment as the Electronic Agent.

3. Designation of MERS as Mortgagee of Record; Designation of Investor and Servicer of Record in MERS.

The Borrower represents and warrants that (a) it has designated or shall designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Borrower, with respect to the pledged Mortgage Loans in accordance with the MERS Procedures Manual and (b) it has designated or will promptly designate itself as the servicer or subservicer in the MERS® System for each such pledged Mortgage Loan (each

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pledged Mortgage Loan, so designated is a "MERS Designated Mortgage Loan"), and has designated or will promptly designate the Lender as the warehouse/gestation lender on the MERS® System with respect to each MERS Designated Mortgage Loan.

4.	Obligations of the Electronic Agent

(a) The Electronic Agent shall ensure that MERS, as the mortgagee of record under each MERS Designated Mortgage Loan, shall promptly forward all properly identified notices MERS receives in such capacity to the person or persons identified in the MERS® System as the servicer or if a subservicer is identified in the MERS® System, the subservicer for such MERS Designated Mortgage Loan.

(b) Upon receipt of a Notice of Default, in the form of Exhibit C, from the Lender in which the Lender shall identify the MERS Designated Mortgage Loans with respect to which the Borrower's right to act as servicer or subservicer thereof has been terminated by the Lender (the "Affected Loans"), the Electronic Agent shall modify the investor fields and/or servicer fields to reflect the investor and/or servicer on the MERS® System as the Lender or the  Lender's designee with respect to such Affected Loans. Following such Notice of Default, the Electronic Agent shall follow the instructions of the Lender with respect to the Affected Loans without further consent of the Borrower, and shall deliver to the Lender any documents and/or information (to the extent such documents or information are in the possession or control of the Electronic Agent) with respect to the Affected Loans requested by the Lender.

(c) Upon the Lender's request and instructions, and at the Borrower's sole cost and expense, the Electronic Agent shall deliver to the Lender or the Lender's designee, an Assignment of Mortgage from MERS, in blank, in recordable form but unrecorded with respect to each Affected Loan; provided however, that the Electronic Agent shall not be required to comply with the foregoing unless the costs of doing so shall be paid by the Borrower or a third party.

(d) The Electronic Agent shall promptly notify the Lender if it has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance exists with respect to any of the Mortgage Loans. Upon the reasonable request of the Lender, the Electronic Agent shall review the field designated "Warehouse/Gestation Lender" and shall notify the Lender if any Person (other than the Lender) is identified in the field designated "Warehouse/Gestation Lender". Upon the reasonable request of the Lender, the Electronic Agent shall review the field designated and shall notify the Lender if any Person is identified in the field designated "interim funder".

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(e) In the event that (i) the Borrower, the Electronic Agent or MERS shall be served by a third party with any type of levy, attachment, writ or court order with respect to any MERS Designated Mortgage Loan or (ii) a third party shall institute any court proceeding by which any MERS Designated Mortgage Loan shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the Electronic Agent shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.

(f) Upon the request of the Lender, the Electronic Agent shall run a query with respect to any and all specified fields with respect to any or all of the MERS Designated Mortgage Loans and, if requested by the Lender, shall change the information in such fields in accordance with the Lender's instructions.

(g) MERS, as mortgagee of record for the MERS Designated Mortgage Loans, shall take all such actions as may be required by a mortgagee in connection with servicing the MERS Designated Mortgage Loans at the request of the applicable servicer identified on the MERS® System, including, but not limited to, executing and/or recording, any modification, waiver, subordination agreement, instrument of satisfaction or cancellation, partial or full release, discharge or any other comparable instruments, at the sole cost and expense of the Borrower.

(h) MERS may cause certain officers of the Lender to be appointed officers of MERS, with authority to wield all of the powers specified in the corporate resolution of MERS, with respect to the MERS Designated Mortgage Loans. The corporate resolution may be modified, amended, replaced, or revoked, and any authorizations and powers specified therein may be subject to change.

5.	Access to Information.

Upon the Lender's request, the Electronic Agent shall furnish the Lender or its auditors information in its possession with respect to the MERS Designated Mortgage Loans and shall permit them to inspect the Electronic Agent's and MERS' records relating to the MERS Designated Mortgage Loans at all reasonable times during regular business hours.

6.	Representations of the Electronic Agent and MERS.

The Electronic Agent and MERS hereby represent and warrant as of the date hereof that:

(a) each of the Electronic Agent and MERS has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

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(c) this Agreement has been duly executed and delivered on behalf of the Electronic Agent and MERS and constitutes a legal, valid and binding obligation of the Electronic Agent and MERS enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d) the Electronic Agent and MERS will maintain at all times insurance policies for fidelity and errors and omissions in amounts of at least three million dollars ($3,000,000) and five million dollars ($5,000,000) respectively, and a certificate and policy of the insurer shall be furnished to the Lender upon request and shall contain a statement of the insurer that such insurance will not be terminated prior to 30 days' written notice to the Lender.

7.	Covenants of MERS.

MERS shall (a) not incur any indebtedness other than in the ordinary course of its business,  (b) not engage in any dissolution,  liquidation, consolidation, merger  or sale of assets,

(c) not engage in any business activity in which it is not currently engaged, (d) not take any action that might cause MERS to become insolvent, (e) not form, or cause to be formed, any subsidiaries, (f) maintain books and records separate from any other person or entity, (g) maintain its bank accounts separate from any other person or entity, (h) not commingle its assets with those of any other person or entity and hold all of its assets in its own name, (i) conduct its own business in its own name, G) pay its own liabilities and expenses only out of its own funds,

(k) observe all corporate formalities, (1) enter into transactions  with affiliates  only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an affiliate, (m) pay the salaries of its own employees from its own funds, (n) maintain a sufficient number of employees in light of its contemplated business operations, (o) not guarantee or become obligated for the debts of any other entity or person, (p) not hold out its credit as being available to satisfy the obligation of any other person or entity, (q) not acquire the obligations or securities of its affiliates or owners, including partners, members or shareholders, as appropriate, (r) not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity (except for cash and investment-grade securities), (s) allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of any affiliate, (t) use separate stationery, invoices, and checks bearing its own name, (u) not pledge its assets for the benefit of any other person or entity, (v) hold itself out as a separate identity, (w) correct any known misunderstanding regarding its separate identity, (x) not identify itself as a division of any other person or entity, and (y) maintain adequate capital in light of its contemplated business operations.

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MERS agrees that in no event shall MERS' status as mortgagee of record with respect to any MERS Designated Mortgage Loan confer upon MERS any rights or obligations as an owner of any MERS Designated Mortgage Loan or the servicing rights related thereto, and MERS will not exercise such rights unless directed to do so by the Lender.

8.	Covenants of Borrower.

(a) The Borrower covenants and agrees with the Lender that with respect to each MERS Designated Mortgage Loan, it will not identify any party except the Lender in the field "Warehouse/Gestation Lender" on the MERS® System.

(b) The Borrower covenants and agrees with the Lender that with respect to each MERS Designated Mortgage Loan, it will not identify any party in the field "interim funder" on the MERS® System.

(c) Borrower will provide the Lender with a Mortgage Identification Number ("MIN") for each MERS Designated Mortgage Loan that the Lender has extended credit on for which MERS is the mortgagee of record.

9.	No Adverse Interest of the Electronic Agent or MERS.

By execution of this Agreement, the Electronic Agent and MERS each represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any MERS Designated Mortgage Loan. The MERS Designated Mortgage Loans shall not be subject to any security interest, lien or right to set-off by the Electronic Agent, MERS, or any third party claiming through the Electronic Agent or MERS, and neither the Electronic Agent nor MERS shall pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the MERS Designated Mortgage Loans.

10.	Indemnification of the Lender.

The Electronic Agent agrees to indemnify and hold the Lender and its designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorneys' fees, that the Lender may sustain arising out of any breach by the Electronic Agent of this Agreement, the Electronic Agent's negligence, bad faith or willful misconduct, its failure to comply with the Lender's instructions hereunder or to the extent caused by delays or failures arising out of the inability of the Lender or the Electronic Agent to access information on the MERS® System. The foregoing indemnification shall survive any termination or assignment of this Agreement.

11.	Reliance of the Electronic Agent.

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(a) In the absence of bad faith on the part of the Electronic Agent, the Electronic Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate or other document furnished to the Electronic Agent, reasonably believed by the Electronic Agent to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement.

(b) Notwithstanding any contrary information which may be delivered to the Electronic Agent by the Borrower, the Electronic Agent may conclusively rely on any information or Notice of Default delivered by the Lender, and the Borrower shall indemnify and hold the Electronic Agent harmless for any and all claims asserted against it for any actions taken in good faith by the Electronic Agent in connection with the delivery of such information or Notice of Default.

12.	Fees.

It is understood that the Electronic Agent or its successor will charge such fees and expenses for its services hereunder as set forth in a separate agreement between the Electronic Agent and the Borrower. The Electronic Agent shall give prompt written notice of any disciplinary action instituted with respect to the Borrower's failure to pay any fees required in connection with its use of the MERS® System, and will give written notice at least thirty (30) days prior to any revocation of the Borrower's membership in the MERS® System.

13.	Resignation of the Electronic Agent; Termination.

(a) The Lender has entered into this Agreement with the Electronic Agent and MERS in reliance upon the independent status of the Electronic Agent and MERS, and the representations as to the adequacy of their facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Neither the Electronic Agent nor MERS shall assign this Agreement or the responsibilities hereunder or delegate their rights or duties hereunder (except as expressly disclosed in writing to, and approved by, the Lender) or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without providing the Lender with at least 60 days' prior written notice thereof.

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(b) Neither the Electronic Agent nor MERS shall resign from the obligations and duties hereby imposed on them except by mutual consent of the Electronic Agent, MERS and the Lender, or upon the determination that the duties of the Electronic Agent and MERS hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Electronic Agent and MERS. Any such determination permitting the resignation of the  Electronic Agent and MERS shall be evidenced by an Opinion of Counsel to such effect delivered to the Lender which Opinion of Counsel shall be in form and substance acceptable to the Lender. No such resignation shall become effective until the Electronic Agent and MERS have delivered to the Lender all of the Assignments of Mortgage, in blank, in recordable form  but unrecorded for each MERS Designated Mortgage Loan identified by the Lender as collateralized by the Lender.

14.	Removal of the Electronic Agent.

(a) The Lender, with or without cause, may remove and discharge the Electronic Agent and MERS from the performance of its duties under this Agreement with respect to some or all of the MERS Designated Mortgage Loans by written notice from the Lender to the Electronic Agent and the Borrower.

(b) In the event of termination of this Agreement, at the Borrower's sole cost and expense, the Electronic Agent shall follow the instructions of the Lender for the disposition of  the documents in its possession pursuant to this Agreement, and deliver to the Lender an Assignment of Mortgage, in blank, in recordable form but unrecorded for each MERS  Designated Mortgage Loan identified by the Lender as collateralized by the Lender. Notwithstanding the foregoing, in the event that the Lender terminates this Agreement with respect to some, but not all, of the MERS Designated Mortgage Loans, this Agreement shall remain in full force and effect with respect to any MERS Designated Mortgage Loans for which this Agreement is not terminated hereunder. Notwithstanding any termination  of  this Agreement, the provisions of Section 10 shall survive any termination.

15.	Notices.

All written communications hereunder shall be delivered, via facsimile or by overnight courier, to the Electronic Agent and/or the Lender and/or the Borrower as indicated on the signature page hereto, or at such other address as designated by such party in a written notice to the other parties. All such communications shall be deemed to have been duly given when transmitted by facsimile, or in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

16.	Term of Agreement.

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(a) This Agreement shall continue to be in effect until terminated by either the Lender or the Electronic Agent sending written notice to the other parties of this Agreement at least thirty (30) days prior to said termination.

(b) Upon the termination of this Agreement by the Electronic Agent, the Electronic Agent shall, at the Electronic Agent's sole cost and expense, execute and deliver to the Lender or its designee an Assignment of Mortgage with respect to each MERS Designated Mortgage Loan identified by the Lender, in blank, in recordable form but unrecorded. In the event that this Agreement is terminated by the Lender, the duties of the Electronic Agent in the preceding sentence shall be at the sole cost and expense of the Borrower. In addition, the Lender and the Electronic Agent may, at the sole option of the Lender, enter into a separate agreement which shall be mutually acceptable to the parties with respect to any or all of the MERS Designated Mortgage Loans with respect to which this Agreement is terminated.

17.	Authorizations.

Any of the persons whose signatures and titles appear on Exhibit A hereto are authorized, acting singly, to act for the Lender, the Borrower or the Electronic Agent, as the case may be, under this Agreement. The parties may change the information on Exhibit A hereto from time to time but each of the parties shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

18.	Amendments.

This Agreement may be amended from time to time only by written agreement of the Lender, the Borrower and the Electronic Agent.

19.	Severability.

If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent required by law.

20.	Binding Effect.

This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

21.	Governing Law.

TIDS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF VIRGINIA.

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THE LENDER, THE BORROWER, THE ELECTRONIC AGENT AND MERS EACH IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE COMMONWEALTH OF VIRGINIA, OR IN THE

U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA, AND BY THE EXECUTION AND DELIVERY OF TIDS AGREEMENT EXPRESSLY AND IRREVOCABLY ASSENT AND SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING.

22.	Waiver of Jury Trial.

THE LENDER, THE BORROWER, THE ELECTRONIC AGENT AND MERS EACH IRREVOCABLY AGREES TOW AIVE ITS RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING AGAINST IT ARISING OUT OF, OR RELATED IN ANY MANNER TO, TIDS AGREEMENT OR ANY RELATED AGREEMENT.

23.	Execution.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

24.	Cumulative Rights.

The rights, powers and remedies of the Electronic Agent, MERS, the Borrower and the Lender under this Agreement shall be in addition to all rights, powers and remedies given to the Electronic Agent, MERS, the Borrower and the Lender by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's rights in the Mortgage Loans.

25.	Status of Electronic Agent.

Nothing herein contained shall be deemed or construed to create a partnership, joint venture between the parties hereto and the services of the Electronic Agent and MERS shall be rendered as independent contractors for the Lender and the Borrower. Other than the obligations of the Electronic Agent and MERS expressly set forth herein, the Electronic Agent and MERS shall have no power or authority to act as agent for the Lender or the Borrower pursuant to any grant of authority made under or pursuant to this Agreement.

[SIGNATURE  PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Lender, the Borrower, the Electronic Agent and MERS have duly executed this Agreement as of the date first above written.

INSPIRE HOME LOANS INC., a Delaware

corporation

as Borrower

By:   /s/ Cherie Edborg

Name: Cherie Edborg

Title:Treasurer, Vice President

Address for Notices:

19600 Fairchild Road, Suite 200

Irvine, California 92612 Attention: Cherie Edborg Telecopier No.: _  Telephone No.:949-420-9795

COMERICA BANK,

as Lender

By:   /s/ Arthur H. Shafer

Name: Arthur H. Shafer

Title: Vice President

Address for Notices:

411 W. Lafayette Blvd. Detroit, Michigan 48226 Attention: ------

Telecopier No.: (313)-222-9295 Telephone No.:

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[ELECTRONIC AGENT AND MERS SIGNATURE PAGE TO ELECTRONIC TRACKING AGREEMENT]

ELECTRONIC AGENT:

MERSCORP HOLDINGS, INC.

By:

Name: Title:

Sharon McGann Horstkamp Senior Vice President

Address for Notices:

MERSCORP Holdings, Inc. 1818 Library Street, Suite 300

Reston, VA 20190

Attention: Sharon McGann Horstkamp, Esq. Telephone No.: (703) 761-1270

Facsimile No.: (703) 748-0183

MERS:

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC.

By:

Name: Title:

Bill Beckmann President

Address for Notices:

Mortgage Electronic Registration Systems, Inc. 1818 Library Street, Suite 300

Reston, VA 20190

Attention: Sharon McGann Horstkamp, Esq. Telephone No.: (703) 761-1270

Facsimile No.: (703) 748-0183

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EXHIBIT A

LIST OF AUTHORIZED PERSONS

LENDER AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Lender under this Agreement:

By: /s/ Jennifer L. Norris	By: /s/ Braden Fudge	By: /s/ Arthur H. Shafer
Name: Jennifer L. Norris	Name: Braden Fudge	Name: Arthur H. Shafer
Title: SVP	Title: Portfolio Manager	Title: SVP

BORROWER AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized,

By: /s/ Cherie Edborg	By: /s/ Beth Frenzel	By: /s/ Lauren Ingersoll
Name: Cherie Edborg	Name: Beth Frenzel	Name: Lauren Ingersoll
Title: Treasurer	Title: Vice President	Title: Secretary

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EXHIBIT A CONTINUED

LIST OF AUTHORIZED PERSONS

ELECTRONIC AGENT AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Electronic Agent under this Agreement:

By: Sharon McGann Horstkamp

Vice President' '

MERS AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for MERS under this Agreement:

By: Bill Beckmann

President

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EXHIBITB

MERS PROCEDURES MANUAL

Shall be found on the MERS website at: http://www.mersinc.org

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EXHIBITC

NOTICE OF DEFAULT

 ,20_

Attention:Sharon M. Horstkamp MERSCORP Holdings, Inc.

1818 Library Street, Suite 300

Reston, Virginia 20190 Ladies and Gentlemen:

Please  be advised  that this Notice  of Default  is  being  issued  pursuant  to  Section  4(b) of that certain Electronic Tracking Agreement (the "Electronic Tracking Agreement"),  dated as of May

    , 2018, by and among Comerica Bank (the "Lender"), Inspire Home Loans Inc., a Delaware corporation (the "Borrower"), MERSCORP Holdings, Inc. (the "Electronic Agent") and Mortgage Electronic Registration Systems, Inc. ("MERS"). The Affected Loans are listed on the attached Schedule 1 (including the mortgage identification numbers). Accordingly,  the Electronic Agent shall not accept instructions from the Borrower, the Servicer, any subservicer and from no party other than the Lender with respect to such Mortgage Loans, until otherwise notified by the Lender.

Any terms used herein and not otherwise defined shall have such meaning specified in the Electronic Tracking Agreement.

By: _  Title: --------------

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To: Inspire Home Loans Inc., a Delaware corporation

USA PATRIOT ACT NOTICE

OF

CUSTOMER IDENTIFICATION

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

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CLOSING CERTIFICATE

Comerica Bank

2000 Avenue of the Stars, Ste. 210 Los Angeles, California 90067

Ladies/Gentlemen:

I hereby certify that I am the Secretary of Inspire Home Loans Inc., a Delaware corporation (the "Company"), and as such have access to the Company's corporate records and am familiar with the matters therein contained and herein certified, and that:

1. The Company is a corporation with a perpetual charter duly organized and validly existing and in good standing under the laws of the State of Delaware.

2. The Articles of Incorporation and By-Laws of the Company as certified by the undersigned as of 5/4/18 remain in full force and effect without modification or amendment in any respect, except as otherwise attached hereto.

3. No proceedings looking toward the dissolution or liquidation of the Company have been commenced and no such proceedings are contemplated.

IN WITNESS WHEREOF,  I have hereunto set my hand this 4th  day of May, 2018.

   /s/ Lauren Ingersoll

Title: Secretary

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CORPORATE RESOLUTIONS AND INCUMBENCY CERTIFICATION

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of Inspire Home Loans Inc., a Delaware corporation ("Corporation") and the keeper of the records of the Corporation; that the following is a true and  correct  copy  of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws  and  applicable statutes on or as of May 4, 2018.

Copy of Resolutions:

Be it Resolved, That:

1.

Any (insert number required to  sign)  Officer (4)  of  the  following  (insert  titles  only) President,  Treasurer, Secretary, Vice President, of the Corporation (the "Authorized Signer(s)") are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)

Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the "Bank") up to an amount not exceeding $  _,in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)

Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)

Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)

Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets;

(f)

Appoint, delegate and authorize such other person(s) (the "Delegated Person(s)") as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, and/or advances under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports, covenant compliance certificates and collateral reports (together with any documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation; and

(g)	Designate replacement MWS Administrators from time to time in accordance with the Schedule.

2.	The following person or person(s) (do not list more than two (2) persons):

Name	Title	Signature
Cherie Edborg	Treasurer, Vice President	/s/ Cherie Edborg
Beth Frenzel	Vice President	/s/ Beth Frenzel

is/are designated as a MWS Administrator. Each MWS Administrator shall have the authority to designate MWS  Users of the Service in accordance with the Schedule. MWS Users are authorized by Corporation to give all instructions contemplated by the Schedule including, without limitation (but subject to any restrictions on wire authority

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set forth in the Schedule), instructions by telephone or Electronic Transmission to: (a) request advances from Bank and provide information to Bank with respect to such advances from time to time, {b) execute and deliver to Bank documents, instruments and agreements from time to time for the purpose of pledging, assigning,  and granting Bank a continuing security interest and lien in and on mortgage loans and other collateral, (c) request that Bank deliver mortgage loans and other collateral to investors and others for sale, securitization or other disposition from time to time, (d) provide Bank with instructions for the allocation, application, distribution or other disposition of mortgage loans, proceeds thereof, and other collateral from time to time, including, but not limited to, repayment of any indebtedness of Corporation to Bank, and/or (e) give other Electronic Transmissions to Bank from time to time with respect to the loans, collateral and loan documents.

3.

Bank is authorized to make loans and advances, pay the proceeds thereof, repay such loans or advances and take other actions in reliance on any telephone or Electronic Transmissions of an MWS Administrator and MWS User. Without limiting the foregoing, the Bank is authorized and directed to pay the proceeds of any such loans or advances or the proceeds of any collateral as directed by an MWS Administrator or MWS User, whether so payable to the order of any of such person in his or her individual capacity or not, and whether such proceeds are deposited to the individual credit of any of such person(s) or not. The procedure permitting requests for advances and repayments and requests for the taking of other actions by an MWS Administrator or MWS User based on a telephone or Electronic Transmission is for the convenience of the Corporation, is not necessarily secure and there are risks associated with such use, including risks of interception, disclosure and abuse, and Corporation assumes and accepts such risks. All risks involved in the use of this procedure, including, but not limited to, the risk that an MWS Administrator or MWS User may not be authorized by Corporation to make such requests, shall be borne by the Corporation, including but not limited to all risk of loss resulting from advances made, loans, advances or other indebtedness repaid and other actions taken by Bank upon any such telephone or Electronic Transmissions, and the Corporation will indemnify and hold Bank harmless therefor under the loan documents. Without limiting the foregoing, the Bank shall have no duty to confirm the identify or authority of any MWS Administrator or MWS User requesting an advance or repayment or other action by telephone or Electronic Transmission, and Corporation shall be obligated to assure that all MWS Administrator(s) and MWS User(s) making requests for advances and repayments and requesting other actions by telephone or Electronic Transmission do in fact have the authority to do so for and on behalf of Corporation.

4.

The Corporation shall remain fully responsible for any amounts outstanding and owing to Bank under any notes or other evidence of indebtedness regardless of whether the Corporation's accounts with Bank are sufficient for the repayment of any outstanding indebtedness. All payments are to be made with collected funds.

5.	As used in this Authorization, the following terms shall have the following meanings:

"Electronic Transmission" shall mean each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail, facsimile transmission or e fax, or otherwise to or from an E-System or other equivalent service.

"E-System" shall mean any electronic system and any other internet or extranet-based site, whether such electronic system is owned, operated, hosted or utilized by the Bank, any of its affiliates or any other person, providing for access to data protected by passcodes or other security system.

"MWS Administrator" shall have the meaning given the term in the Schedule. "MWS User" shall have the meaning given the term in the Schedule.

"Schedule" shall mean the Comerica Mortgage Warehouse Service Schedule between Corporation and Bank dated on or about the date hereof, as it may be amended from time to time.

"Service" shall have the meaning given the term in the Schedule.

6.

Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

7.

These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

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8.

Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

9.

The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNER(S) BELOW)

Name (Type or Print)	Title	Signature
James Palda	President	/s/ James Palda
Cherie Edborg	Treasurer, Vice President	/s/ Cherie Edborg
Beth Frenzel	Vice President	/s/ Beth Frenzel
Lauren Ingersoll	Secretary	/s/ Lauren Ingersoll

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal of said corporation affixed on May _4_, 2018.

   /s/ Lauren Ingersoll

Secretary

THE  ABOVE  STATEMENTS ARE CORRECT.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER,

OTHER THAN SECRETARY WHEN SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE.

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BO.ARD OF DIRECTORS

OF

INSPIRE HOME LOANS INC.

The undersigned, being all of the directors of Inspire Home Loans Inc., a Delaware corporation (the “Corporation”), acting by written consent without a meeting pursuant to Section 141 (f) of the Delaware General Corporation Law, do hereby consent to the adoption of the following resolution:

AUTHORlZATION FOR COMERICA BANK

RESOLVED, that any Officer of the Corporation as elected by Corporate Resolution (the

“Authorized Signer(s)”) are authorized, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”) up to an unlimited amount;
(b)	Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)

Purchase, sell,  exchange, assign, endorse for transfer and/or deliver certificated and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)

Give security for any liabilities of the Corporation to the Bank by grant, security, interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)

Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, application for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of the Resolutions, nay or all of which may relate to all or substantially all of the Corporation’s property and asset;

(f)

Appoint, delegate and authorize such other person (s) (the “Delegate Person(s)”) as may be designed in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, and/or advances under any line of credit, loan or other credit or financial accomodation made available by Bank to or in

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favor of the Corporation, and to execute and/or deliver unto Bank, in for mand content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports, covenant compliance certificates and collateral reports (together with any documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation; and

(g)	Designate replacement MWS Administrators from time to time in accordance with the Schedule

              RESOLVED, that the following persons are designated as a MWS Administrators.:

Cherie Edborg Beth Frenzel

Treasurer, Vice President Finance Vice President Secondary

RESOLVED, that each MWS Administrator shall have the authority to designate MWS Users of the service in accordance with the Comerica Mortgage Warehouse Service Schedule between Corporation  and Bank  (''Schedule").   MWS Users are authorized by Corporation  to  give all

instructions contemplated  by the Schedule 111cludthg, witho11t limitation (but subject to any restrictions on wire authority set forth in the Schedule}, instructions by telephone 01: Electronic transmission to: (a) request advances from Bank  and  provide infom1ation tb  Bank with respect to such advances from time to time, (b) execute and deliver to Bank documents,  instruments and agreements from time to time for the purpose of pledging, assigning, and granting Bank a continuing security  interest and lien  in and on    mortgage  loans  and other  collateral,  (c) request that Bank deliver m01igage loans and other collateral to investors and others for sale, securitization or other disposition from time to time, (d) provide Bank with instructions for the allocation, application, distribution or other disposition of mortgage loans, proceeds thereof, and other collateral from time to time, including,  but not limited  to, repayment  of any  indebtedness of Corporation to Bank, and/or (e) give other Electronic  Transmissions  to Bank  from time to time with respect to the loans, collateral and loan documents. As used herein, ''Electronic Transmission" shall mean each document, instruction, a.1.ithorizatioh; file, information and any other communication transmitted, posted or otherwise made or communicated  by  e-mail, facsimile transmission or e- fax, or otherwise to or from an E-System or other equivalent service and ' E-System" shall i11ean any electronic system and any other internet or extranet-based site, whether such electronic system is owned, operated, hosted or utilized by the Bank, any of its affiliates  or   any  other  person,  providing  for  access  to  data  protected  by  passcodes  or other

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security system.

RESOLVED, that Bank is authorized to make loans and advances, pay the proceeds thereof, repay such loans  or advances and take other actions in reliance on any telephone or Electronic Transmissions of an MWS Administrator and MWS User. Without limiting the foregoing, the Bank is authorized and directed to pay the proceeds of any such loans or advances or the proceeds of any collateral as directed by an MWS Administrator or MWS User, whether so payable to the order of any such person in his or her individual capacity or not, and whether such proceeds are deposited to the individual credit of any such person(s) or not. The procedure permitting requests for advances and d repayments and requests for the taking of other actions by an MWS Administrator or MWS User based on a telephone or Electronic Transmission is for the convenience of the Corporation, is not necessarily secure and there are risks associated with such use, including risks of interception, disclosure and abuse, and Corporation assumed and accepts such risks. All risks involved in the use of this procedure including, but not limited to, the risk that an MWS Administrator or MWS User may not be authorized by Corporation to make such requests, shall be borne by the Corporation, including but not limited to all risk of loss resulting from advances made, loans, advances, or other indebtedness repaid and other actions taken by the Bank upon any such telephone or Electronic Transmissions, and the Corporation will indemnify and hold Bank harmless therefor under the loan documents. Without limiting the foregoing, and except as  expressly provided in the Treasury Management Agreement, the Bank shall have no duty to confirm the identity or authority of any MWS Administrator or MWS User requesting an advance or repayment or other action by telephone or Electronic Transmission, and Corporation shall be obligated to assure that all MWS Administrator (s) and MWS User(s) making requests for advances and repayments and requesting other actions by telephone or Electronic Transmission do in face have the authority to do so for and on behalf of the Corporation.

RESOLVED, that the Corporation shall remain fully responsible for any amounts outstanding and owing to a Bank under any notes or other evidence of indebtedness regardless of whether the Corporation’s accounts with Bank are sufficient for the repayment of any outstanding indebtedness. All payments ae to be made with collected funds.

RESOLVED, that any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED, that these Resolutions shall continue in force; and the Bank may consider  the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions  delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank  in

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reliance on these Resolutions).

RESOLVED, that any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or  document executed pursuant to them are still in full force and effect and binding upon the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of the 4th day of May, 2018.

   /s/ David Messenger

Dave Messenger

   /s/ James Palda

James Palda

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BYLAWS OF

INSPIRE HOME LOANS INC.

ARTICLE I OFFICES

Section 1.01 Offices. The address of the registered office of Inspire Home Loans Inc. (the "Corporation") in the State of Delaware shall be the registered office of the Corporation. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors") from time to time shall determine or the business of the Corporation may require.

Section 1.02 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute  books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II

MEETINGS OF THE STOCKHOLDERS

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02  Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the Board of Directors and may not be called by any other person or persons. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

Section 2.04 Adjournments.  Any meeting of the stockholders,  annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder  of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote

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at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05 Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten (10) days and no more than sixty (60) days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The officer of the  Corporation  who  has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders  entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number  of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten (10) days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten (10) days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07 Quorum. Unless otherwise required by law, the Corporation's  Certificate of Incorporation (the "Certificate of Incorporation") or these Bylaws, at each meeting of the

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stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the chairman, or in his or her absence or inability to act or if there be none, the president, or, in his or her absence or inability to act, such other officer of the Corporation or such stockholder as may be appointed by the Board of Directors, shall act as chairman of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at, or participation in, the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the tim allotted to questions or comments by participants.

Section 2.09 Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation, the election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by

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delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Section 2.10 Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

Section 2.11 Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.11, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the

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record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 2.12Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) and no less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date  on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the  meeting is held. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting  and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to  vote therewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in  which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

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(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE ID BOARD OF DIRECTORS

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number; Term of Office. The Board of Directors shall consist of two (2) members. Each director shall hold office until a successor is duly elected and qualified or until such director's earlier death, resignation, disqualification or removal.

Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, may be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced or the vacancy he or she is filling, a successor is duly elected and qualified or the earlier of such director's death, resignation or removal.

Section 3.04 Resignation. Any director may resign at any time by notice given  in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

Section 3.05 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders entitled to vote in an election of directors may remove any director from office at any time, with or without cause, by the affirmative vote of a majority in voting power thereof.

Section 3.06 Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe, provided that the stockholders approve such fees and expenses in their sole and absolute discretion.

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Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman, if any.

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the chairman, if any, or the president on at least twenty-four (24) hours' notice to each director given by one of the means specified in Section 3.11 other than by mail, or on at least three (3) days' notice if given by mail. Special meetings shall be called by the chairman, if any, or the president in like manner and on like notice on the written request of any director.

Section 3.09 Telephone Meetings. The Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours' notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 other than by mail, or at least three (3) days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11 Notices. Subject to Section 3.08, Section 3.10 and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these Bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director's address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each meeting of the Board of Directors, the chairman or, in his or her absence or if there be none, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall

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perform the duties of secretary at such meeting, and in the absence from any such meeting of the secretary and all assistant secretaries, or if there be none, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14 Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action by Majority Vote. Except as otherwise expressly required by these Bylaws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation, if any, to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article Ill.

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ARTICLE IV OFFICERS

Section 4.01 Positions and Election. The officers of the Corporation  shall be elected by the Board of Directors and shall include a president and a secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more vice chairmen (who must be directors) and one or more vice presidents, assistant treasurers, assistant secretaries and other officers. Any two or more offices may be held by the same person.

Section 4.02 Term. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation  or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the board of directors. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment  made by the Board of Directors.

Section 4.03 Chairman. The Board of Directors may elect a chairman. If elected, the chairman will. preside at all meetings of the Board of Directors and be vested with such other powers and duties as the Board of Directors may from time to time delegate.

Section 4.04 President. The president  shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.05 Vice Presidents. Each vice president, if any, shall have such powers and perform such duties as may be assigned to him or her from time to time by the chairman of the Board of Directors or the president.

Section 4.06 Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation, if any, and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.07 Treasurer. The treasurer, if any, shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and

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shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 4.08 Salaries. The salaries of the officers of the Corporation  may be fixed from time to time by the Board of Directors, provided that the stockholders approve of such salaries in their sole and absolute discretion. No officer will be prevented from receiving a salary by reason of the fact that he or she is also a director of the corporation.

Section 4.09 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLEV

STOCK CERTIFICATES AND THEIR TRANSFER

Section 5.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by (a) the chairman, any vice chairman, the president or any vice president, and (b) the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Section 5.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person's attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.04 Lost, Stolen or Destroyed Certificates. The Board of  Directors  may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors  may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the  lost, stolen or destroyed certificate, or the owner's legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance  of such new certificate or uncertificated shares.

ARTICLE VI GENERAL PROVISIONS

Section 6.01 Seal. The seal of the Corporation, if one is approved by the Board of Directors, shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced  or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 6.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts or other  orders for  the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.04 Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation's capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

Section 6.05 Conflict with Applicable Law or Certificate of Incorporation. These Bylaws are adopted subject to any applicable law and the Certificate of lncorporation. Whenever these Bylaws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

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ARTICLE VII AMENDMENTS

These Bylaws may be amended, altered, changed, adopted and repealed or new bylaws adopted by the Board of Directors. The stockholders may make additional bylaws and may alter and repeal any bylaws whether such bylaws were originally adopted by them or otherwise.

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CERTIFICATE OF SECRETARY

I hereby certify that the foregoing Bylaws are a true and correct copy of the Bylaws  of Inspire Home Loans Inc. as duly adopted by the Board  of  Directors  of said  corporation  on  the 17th day of October, 2016 and that such Bylaws  have not  been amended,  modified  or  rescinded and remain in full force and effect as of the date hereof.

Dated: October 17, 2016

   /s/ James Palda

James Palda; Secretary

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CERTIFICATE OF INCORPORATION OF

INSPIRE HOME LOANS INC.

ARTICLE ONE

The name of the corporation is "Inspire Home Loans Inc." (the "Corporation").

ARTICLE TWO

The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The Corporation shall be authorized to issue only one class of stock. The total number of shares of stock that the Corporation has authority to issue is one hundred thousand (100,000) shares of common stock, par value $.0001 per share.

ARTICLE FIVE

Election of members to the board of directors of the Corporation (the "Board of Directors") need not be by written ballot unless and except to the extent that the bylaws of the Corporation (the "Bylaws") shall so require.

Meetings of the stockholders of the Corporation may be held within or outside of the State of Delaware, as the Bylaws may provide. Unless otherwise designated from time to time in the Bylaws or by the Board of Directors, the books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware) within or outside of the State of Delaware, including at the principal executive offices of the Corporation,

ARTICLE SIX

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter and repeal the Bylaws, subject to. the power of the stockholders of the Corporation to adopt, alter or repeal any Bylaw, whether adopted by them or otherwise, to the extent required by  the General Corporation Law of the State of Delaware.

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Delaware

The First State

Page 1

NOV 3 '16 PM2:26

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "INSPIRE HOME LOANS INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SECOND DAY OF NOVEMBER, A.D. 2016.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL FRANCHISE TAXES HAVE BEEN ASSESSED TO DATE.

Jeffrey W. Bullock, Secretary of State

6178326 8300

SR# 20166474312

Authentication: 203271785

Date: 11-02-16

You may verify this certificate online at corp.delaware.gov/authver.shtml

ARTICLE SEVEN

To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; provided, that the foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of  law, (iii) under Section 174 of Title 8 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as amended. Any amendment, modification or repeal of this Article Seven shall not adversely affect any right or protection of a director or former director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

The provisions of this Article Seven shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated by the provisions of this Article Seven.

To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, the Corporation shall indemnify any person who is or was a director or officer of the Corporation, with respect to action taken or omitted by such person in such capacities, and such right to indemnification shall continue as to a person who has ceased to be a director or officer, as the case may be, and shall inure to the benefit of such person's heirs, executors and personal and legal  representatives. These rights of indemnification shall not be exclusive of any other right that any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws, any statute, agreement; vote of stockholders or disinterested directors or otherwise. Any amendment, repeal or modification of this indemnification provision shall not adversely affect any rights to indemnification any person may have at the time of such amendment, repeal or  modification with respect to any acts or omissions occurring prior to such amendment, repeal or modification.

Expenses incurred by a director or officer of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the Corporation (or was serving at the Corporation's request as a director or officer of another corporation) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of a written undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by relevant sections of the General Corporation Law of the State of Delaware. Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to a director or officer who is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board of Directors of the Corporation that alleges willful misappropriation of corporate assets by such director or officer, disclosure of confidential information in violation of such director's or officer's fiduciary

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or contractual obligations to the Corporation or any other willful and deliberate breach in bad faith of such director's or officer's duty to the Corporation or its stockholders.

The Board of Directors, in its discretion, shall have the power on behalf of the Corporation to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he or she is or was an employee or authorized agent of the Corporation.

The foregoing provisions of this Article Seven shall be deemed to be a contract between the Corporation and each director and officer of the Corporation who serves in such capacity at any time while this Article Seven is in effect, and any repeal or modification of this Article  Seven shall not affect any rights or obligations then existing with respect to any state of facts  then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

The indemnification provided for in this Article Seven shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their  official capacities and as to action in another capacity while holding such office; provided, however, that the Corporation's obligation to provide indemnification  under this Article Seven shall  be offset to the extent of amounts collected from any other source of indemnification or otherwise applicable insurance coverage under a policy maintained by the Corporation or any other person; provided, that, no indemnified person shall have the obligation to reduce, offset, allocate, pursue or apportion any indemnification advancement, contribution or insurance coverage among multiple parties possessing such duties to such indemnified person prior to the Corporation's satisfaction of its obligations under the provisions of this Article Seven.

ARTICLE EIGHT

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article Eight.

ARTICLE NINE

The name and address of the incorporator is David Messenger, 8390 East Crescent Parkway, Suite 650, Greenwood Village, Colorado 80111.

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I, THE UNDERSIGNED, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation, and do certify that the facts herein stated are true.

DATED this 17th day of October, 2016.

    /s/ David Messenger

             David Messenger, Incorporator

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